________________________________________________________________________________


                            THE CHESAPEAKE AGGRESSIVE
                                   GROWTH FUND

________________________________________________________________________________

                 a series of the Gardner Lewis Investment Trust






                               Annual Report 2000


                          FOR THE YEAR ENDED AUGUST 31



                               INVESTMENT ADVISOR
                         Gardner Lewis Asset Management
                        285 Wilmington-West Chester Pike
                         Chadds Ford, Pennsylvania 19317



                      THE CHESAPEAKE AGGRESSIVE GROWTH FUND
                           107 North Washington Street
                             Post Office Drawer 4365
                     Rocky Mount, North Carolina 27803-0365
                                 1-800-430-3863


This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus. Mutual fund shares are not deposits or obligations of, or guaranteed by, any depository institution. Shares are not insured by the FDIC, Federal Reserve Board or any other agency, and are subject to investment risks, including possible loss of principal amount invested. Neither the fund nor the fund's distributor is a bank.

For more information about The Chesapeake Aggressive Growth Fund, including charges and expenses, call the fund for a free prospectus. You should read the prospectus carefully before you invest or send money.

[LETTERHEAD]
                       _________________________________

                              THE CHESAPEAKE FUNDS
                       _________________________________


                                             October 2, 2000



Dear Shareholder:

         The Chesapeake Aggressive Growth Fund closed the third quarter with a year-to-date gain of 1.6%. This gain compares to a loss of 1.4% for the S&P 500 and a gain of 4.2% for the Russell 2000. The fund was down 2.7% for the third quarter. As a result of our concentration on fundamentals, avoidance of speculative excess, and focus on companies without heavy sensitivity to things like interest rates and energy pricing, our portfolio has benefited in a year that has been difficult for many growth investors. The Nasdaq Composite's decline of over 25% from its March high and its loss of almost 10% year-to-date give some context to the difficulty investors have faced, as well as the degree to which the market has already digested their concerns.

         Although the market continues to be volatile, its volatility has dissipated when compared to the spring. And despite the pain this volatility has caused, it is in fact a healthy thing. The market is simply undergoing a systematic cleansing, purging the excesses left within it. The result should be the realignment of companies' stock prices in the context of reasonable prospects for them. This cleansing began with the internet related space and has now worked its way through much of the market.

         Most importantly, most companies with negative cash flow and little hope of near term profitability have now been all but abandoned by investors. Prior darlings are on the ropes both financially and in the eyes of Wall Street. Examples of these abound. TheGlobe, one of the hottest IPO's in history, now trades at $0.25 per share, down from $40. Priceline now trades at $12, down from $160, emphasizing the fact that ultimately a company's stock price reflects its underlying business. Despite this, investors have not changed their attitudes about the opportunities that continue to develop as a result of the tremendous changes occurring in the global economy.

         Although it sometimes becomes overly enthusiastic, the investing community does not become enamored without reason. Opportunities relating to the internet, telecom, and technology are just as strong today as they were before investors got carried away with their enthusiasm for companies that might have participated in them. Thus, it is not the opportunity that has changed, but investors' willingness to extrapolate unrealistic rates of growth. The bottom line is that expectations were too high and progress toward earnings too slow. Therefore, the capital needed to execute many companies' strategies dried up and as a result large numbers of them will perish, unable to construct the rest of the bridge necessary to bring them profit. In their place will be those companies whose approach has been more measured, those more soundly footed, those with the capital, knowledge, and ability to execute.

         Similar cycles of enthusiasm have occurred throughout modern economic history. The advent of the steam locomotive in the 19th century created a rush of investment that capitalized hundreds of marginal railroads that eventually failed or were consolidated into their stronger competitors. Likewise, the telephone spawned hundreds of publicly traded telephone companies, almost all of which failed or were overtaken.

         Then, just as now, investors recognized profound changes that would drive the economy in ways never before possible. Their enthusiasm eventually overtook reason, some good capital chased poor business plans, but eventually rational thinking returned. Most importantly though, the economy sailed through these sentiment changes virtually untouched, and investors were able to re-focus on those enterprises benefiting most directly from the newfound productivity and its resultant prosperity.

         Imagine a decades old telecom emerging the victor in the bandwidth war, or an old-line retailer the victor in e-tailing. We sure can, as we can those working in conjunction with them. Companies like these now have the opportunity to capitalize on the misfortune of others before them, who may have had the right idea but an inability to see it to fruition.

         Wall Street represents human nature. It has an ability to fixate as well as carry to extreme. Prior to the spring of this year the sky was the limit for a promising company's stock price. But from spring until early summer interest rates cast a shadow over the market, dampening investors' excitement and in turn becoming almost all that was talked about. In fact, at that time, most investors could have told you when the Fed would next meet. This, as we discussed in our last letter, signaled that concerns regarding rates were already factored into stock prices. With the focus now having changed, the likelihood today is that an amazing number of investors have no idea that the Fed meets on October 3rd. Why? Because the fixation is different. It has gone from interest rates to the economic impact of higher energy prices and a much lower Euro/Dollar exchange.

         Ironically, because of the status of energy prices and the Euro, the market is now more focused on the potential need for a rate cut than a hike, and the word stagflation has entered the mix. As a result, governments have intervened to support the Euro and a concerted effort is taking place to lower energy prices. In other words, these issues have taken center stage. Therefore, our position on them is the same as was our position on rates this summer. These cards are on the table! Thus, investors have already been discounting these factors into stock prices, and in many cases this discounting has gone too far.

         In the last several weeks it has not only been difficult for stocks to rise, but also there has been significant selling pressure on many we think unaffected by current macro issues. However, coming earnings periods should start to create distinction. As to the economy as a whole, we are less concerned that energy and Euro related issues will become far more problematic, but if they do, our portfolio, as always, is constructed to minimize any macroeconomic impact on our companies' earnings.

         The slowing of the market's rate of rise is a good thing. So too is investors' renewed scrutiny of fundamentals and valuation. A more normalized environment is a longer lasting one in which stock prices react to information more rationally. It is one where research typically pays off and one we should now be that much closer to.

         In one final note, we would like to welcome Brian Konigsberg and Tom Wilcox to our research staff and Kristine Woodruff to administration. Have a pleasant holiday season!

Sincerely,


/S/ W. Whitfield Gardner                             /s/ John L. Lewis, IV

W. Whitfield Gardner                                 John L. Lewis, IV

                  ___________________________________________

                     THE CHESAPEAKE AGGRESSIVE GROWTH FUND
                  ___________________________________________


                               September 30, 2000

Investment Strategy
--------------------------------------------------------------------------------

The Chesapeake Aggressive Growth Fund seeks capital appreciation primarily through investments in small and medium growth equities. The cornerstone of the fund's intensive in-house fundamental analysis is constant contact with the management, customers, competitors, and suppliers of both current and potential investments.


Investment Guidelines
--------------------------------------------------------------------------------

The Fund seeks companies that:

o are experiencing a rapid growth rate - companies in our portfolio are forecasted to grow their profits in excess of 20% annually;
o  are selling at a stock price not yet fully reflective of their growth rate;
o are undergoing a positive change created by new products, managements, distribution strategies or manufacturing technologies;
o  have a strong balance sheet
o  are less susceptible to macroeconomic change.


The Largest Industry Groups
--------------------------------------------------------------------------------

Business Services            3.7%
Computer Software            7.0%
Computer & Peripherals       6.6%
Electronics/Instruments      9.7%
Energy Services              8.1%
Financial Services           5.8%
Healthcare Delivery          5.1%
Pharmaceuticals              6.7%
Semiconductors & Related    21.5%
All Others                  18.3%


About The Investment Advisor
--------------------------------------------------------------------------------

Gardner Lewis Asset management serves as investment advisor to the Chesapeake Family of Funds. Overall, through the funds and separately managed accounts, Gardner Lewis invests approximately $4 billion in growth equities for both institutions and individuals including some of the top foundations, endowments, and pension plans in the U.S. Gardner Lewis was founded in 1990 and employs a staff of 34. The research team is comprised of 17.

Ten Largest Holdings
--------------------------------------------------------------------------------

1. Power-One, Inc.                    7.9%
2. TriQuint Semiconductor             3.4%
3. McDATA Corp.                       3.4%
4. EMC Corporation                    3.3%
5. Semtech Corp.                      3.0%
6. Lifepooint Hospitals Inc.          3.0%
7. Jones Apparel Group, Inc.          2.7%
8. Gilead Sciences, Inc.              2.1%
9. Americredit Corp.                  1.9%
10.Cognizant Tech. Solutions          1.9%


Portfolio Characteristics
--------------------------------------------------------------------------------

Overall Assets ($MM)                   279
Number of Companies                     93
5 Yr. Historical Earnings Growth       20%
Earnings Growth - net year             37%
P/E Ratio - next year                   21
  (Gardner Lewis earnings estimates)


Performance Summary
--------------------------------------------------------------------------------

                                                            Annualized
--------------------------------------------------------------------------------
The Chesapeake               Quarter      1 Year       5 Year        Since
Aggressive Growth Fund         End                                 Inception
--------------------------------------------------------------------------------
Without the sales load
             deduction        -2.7%        39.4%        10.4%         17.5%
--------------------------------------------------------------------------------
    Net of the maximum
          Sales load^1        -5.6%        35.2%         9.7%         17.0%
--------------------------------------------------------------------------------


1 The maximum sales load for the Fund is 3%. The inception date of the Fund was January 4, 1993. The performance quoted represents past performance and is not a guarantee of future results. Share price and investment return will vary, so you may have a gain or loss when you sell shares.



For more complete information regarding The Fund including charges and expenses, obtain a prospectus by calling the Fund directly at (800)430-3863 or Gardner
        Lewis Asset Management, the Investment Advisor at (610)558-2800.


                Must be accompanied or preceded by a prospectus.
                   Capital Investment Group, Inc., Distributor
                            Raleigh, NC (800)525-3863


                                             ___________________________________________

                                                THE CHESAPEAKE AGGRESSIVE GROWTH FUND
                                             ___________________________________________


                                                      PORTFOLIO OF INVESTMENTS
                                                            (unaudited)
                                                         September 30, 2000


------------------------------------------------------------     ----------------------------------------------------------
    Quantity         Security                   Market Value       Quantity       Security                     Market Value
============================================================     ==========================================================
      35,000 ART Technology Group, Inc.           3,316,250          37,500 International Rectifier, Inc.        1,893,750
      69,500 ASM International N.V.               1,216,250         281,900 Jones Apparel Group, Inc.            7,470,350
       3,779 Acclaim Entertainment Wrnts                151          39,700 Kopin Corp.                            714,600
       5,056 Acclaim Entertainment, Inc.- R           8,848         128,200 LSI Logic Corp.                      3,749,850
      13,701 Akamai Technologies                    719,517         182,200 LTX Corp.                            3,450,412
     100,800 American Capital Strategies          2,387,700         103,700 Lam Research Corp.                   2,171,219
      37,900 American Freightways Corp.             601,662          63,000 Lifeminders, Inc.                    1,445,062
     181,600 Americredit Corp.                    5,232,350         231,400 Lifepoint Hospitals Inc.             8,214,700
     112,200 Amkor Technology Inc.                2,931,225          29,200 MKS Instruments, Inc.                  799,350
      85,000 Antec Corp.                          2,507,500          57,300 MRV Communications, Inc.             2,596,406
     100,550 Atlas Air Inc.                       4,248,237          81,100 Marine Drilling Companies, Inc       2,316,419
     176,600 Atmel Corp.                          2,682,112          75,000 McDATA Corp.                         9,216,797
   3,281,536 Aura Systems, Inc.                   2,953,382          67,100 Michaels Stores, Inc.                2,684,000
     140,700 BE Aerospace, Inc.                   2,268,787          59,900 Nabors Industries, Inc.              3,138,760
      58,600 Bally Total Fitness Holdings         1,465,000          79,400 National Oilwell Inc.                2,481,250
     108,700 Biomatrix, Inc.                      1,902,250          58,300 Netro Corp.                          3,454,275
      84,750 Biomet, Inc.                         2,966,250         101,100 Novellus Systems, Inc.               4,707,469
      56,200 Brooks Automation, Inc.              1,861,625         147,500 O2Micro International Ltd.           2,537,461
     122,000 CEC Entertainment Inc.               3,904,000          69,100 Omnivision Technologies, Inc.        2,500,556
      28,800 CV Therapeutics, Inc.                2,240,100          75,100 Onyx Software, Corp.                 1,548,937
      64,950 Cable Design Technologies            1,579,097          85,800 Peregrine Systems, Inc.              1,624,837
     291,400 Caremark RX, Inc.                    3,278,250          30,800 Phone.com, Inc.                      3,499,650
      81,400 Cash America International             595,237          56,000 Pinnacle Holdings, Inc.              1,491,000
      93,000 Checkfree Corp.                      3,895,828          66,000 PolyMedica Corp.                     2,829,750
     130,900 Cognizant Technology Solutions       5,105,100         356,400 Power-One, Inc.                     21,567,769
      35,920 Comverse Technology, Inc.            3,879,360          51,600 Progenics Pharmaceuticals            1,415,775
      20,100 Critical Path Inc.                   1,221,075          97,700 RadVision, Ltd.                      2,753,919
      97,700 DMC Stratex Networks, Inc.           1,569,306         171,400 Rowan Companies                      4,970,600
      58,300 Diversinet Corp.                       342,512          54,000 SEI Investments Company              3,820,500
      42,900 Dupont Photomask, Inc.               2,520,375         193,800 Semtech Corp.                        8,357,625
      50,000 Dynatech Corp.                       1,518,750          79,900 Sonic Automotive, Inc.                 664,169
      92,000 EMC Corporation                      9,119,500          56,000 Southern Energy                      1,757,000
     255,300 EXcelon Corp.                        3,159,337         103,300 Swift Transportation Co.             1,349,356
      82,000 Edison Schools, Inc.                 2,603,500          85,700 Texas BioTechnology Corp.            1,371,200
     110,600 Ensco International, Inc.            4,230,450          66,800 Titan Pharmaceuticals                4,342,000
      58,100 First American Financial             1,212,837         253,900 TriQuint Semiconductor               9,251,481
     105,400 First Health Group Corp.             3,399,150          31,280 Universal Health Services, Inc       2,678,350
      60,000 Galileo Technology Ltd.              1,905,000         106,017 Varco International, Inc.            2,206,479
      58,700 Getty Images Inc. New                1,786,681          36,600 Veeco Instruments, Inc.              3,889,322
      51,300 Gilead Sciences, Inc.                5,626,969          71,200 Verity, Inc.                         2,540,950
     118,700 Global Industries, Ltd.              1,483,750          96,700 Viasystems Group, Inc                1,643,900
      74,600 ILEX Oncology, Inc.                  2,247,325          60,400 Westell Technologies, Inc.             777,650
      61,500 Immunomedics                         1,287,656          64,100 Western Wireless Corp.               2,283,562
      43,725 Insight Enterprises, Inc.            1,191,506          11,956 Wilshire Technologies Warrants             120
      45,100 Integrated Devices Tech.             4,081,550         217,300 Wolverine World Wide, Inc.           2,023,606
      33,400 Interdigital Communications            467,600          31,300 Zale Corporation                     1,015,294
     143,500 International Fibercom Inc.          2,098,687
                                                                            TOTAL EQUITY                       274,037,077

                                                                            CASH EQUIVALENT                      4,923,207

                                                                            TOTAL ASSETS                       278,960,284

                      THE CHESAPEAKE AGGRESSIVE GROWTH FUND

                     Performance Update - $25,000 Investment

        For the period from January 4, 1993 (Commencement of Operations)
                               to August 31, 2000


[LINE GRAPH]:

                                       Value of Investment
--------------------------------------------------------------------------------
                  The Chesapeake            Russell 2000         S&P 500 Total
 Date         Aggressive Growth Fund           Index             Return Index
--------------------------------------------------------------------------------
01/04/93              $24,250                 $25,000              $25,000
02/28/93               24,066                  25,301               25,562
08/31/93               28,765                  28,007               27,113
02/28/94               35,797                  30,207               27,692
08/31/94               33,489                  29,273               28,596
02/28/95               36,044                  29,188               29,731
08/31/95               51,058                  34,888               34,730
02/29/96               46,152                  37,398               40,048
08/31/96               44,517                  38,725               41,234
02/28/97               50,735                  42,088               50,526
08/31/97               62,831                  49,872               57,995
02/28/98               64,010                  54,728               68,212
08/31/98               42,652                  40,288               62,689
02/28/99               51,097                  47,072               81,675
08/31/99               58,075                  51,718               87,655
02/29/00              100,165                  70,311               91,255
08/31/00               94,769                  65,882              101,959


This graph depicts the performance of The Chesapeake Aggressive Growth Fund versus the S&P 500 Total Return Index and the Russell 2000 Index. It is important to note that The Chesapeake Aggressive Growth Fund is a professionally managed mutual fund while the indices are not available for investment and are unmanaged. The comparison is shown for illustrative purposes only.


                           Average Annual Total Return

---------------------------- ----------- ------------- -------------------------
                                                          Since Commencement
                              One Year    Five Years    Of Operations (1/4/93)
---------------------------- ----------- ------------- -------------------------
       No Sales Load           63.18 %      13.15 %              19.47 %
---------------------------- ----------- ------------- -------------------------
  3.00% Maximum Sales Load     58.29 %      12.47 %              19.00 %
---------------------------- ----------- ------------- -------------------------


>> The graph assumes an initial $25,000 investment ($24,250 after maximum sales load of 3.00%) at January 4, 1993 (commencement of operations). All dividends and distributions are reinvested.

>> At August 31, 2000, the value of The Chesapeake Aggressive Growth Fund would have increased to $94,769 - a cumulative total investment return of 279.08% since January 4, 1993. Without the deduction of the 3.00% maximum sales load, the value of The Chesapeake Aggressive Growth Fund would have increased to $97,700 - a cumulative total investment return of 290.80% since January 4, 1993. The sales load may be reduced or eliminated for larger purchases.

>> At August 31, 2000, the value of a similar investment in the S&P 500 Total Return Index would have increased to $101,959 - a cumulative total investment return of 307.84% since January 4, 1993; while the value of a similar investment in the Russell 2000 Index would have grown to $65,882 - a cumulative total investment return of 163.53% since January 4, 1993. The Russell 2000 Index is used in the graph above because the Investment Advisor feels that the Russell 2000 Index is a more accurate representation of The Chesapeake Aggressive Growth Fund's investment strategy than the NASDAQ Industrials Index. The Russell 2000 Index replaces the NASDAQ Industrials Index used for illustrative purposes in prior annual reports. For the fiscal year ended August 31, 2000, the investment in The Chesapeake Aggressive Growth Fund would have increased in value by $36,694; the similar investment in the Russell 2000 Index would have increased in value by $14,164; and the similar investment in the NASDAQ Industrials Index would have increased in value by $25,002.

>> Past performance is not a guarantee of future results. A mutual fund's share price and investment return will vary with market conditions, and the principal value of shares, when redeemed, may be worth more or less than the original cost. Average annual total returns are historical in nature and measure net investment income and capital gain or loss from portfolio investments assuming reinvestments of dividends.


                                                THE CHESAPEAKE AGGRESSIVE GROWTH FUND

                                                      PORTFOLIO OF INVESTMENTS

                                                          August 31, 2000


------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                           Value
                                                                                                          Shares          (note 1)
------------------------------------------------------------------------------------------------------------------------------------

COMMON STOCKS - 98.79%

      Aerospace & Defense - 0.72%
        (a)BE Aerospace, Inc. ................................................................            140,700       $  2,277,581
                                                                                                                        ------------

      Apparel Manufacturing - 2.17%
        (a)Jones Apparel Group, Inc. .........................................................            281,900          6,906,550
                                                                                                                        ------------

      Biopharmaceuticals - 1.06%
        (a)CV Therapeutics, Inc. .............................................................             24,600          1,845,000
        (a)Progenics Pharmaceuticals, Inc. ...................................................             51,600          1,522,200
                                                                                                                        ------------
                                                                                                                           3,367,200
                                                                                                                        ------------
      Commercial Services - 0.80%
        (a)Edison Schools Inc. ...............................................................             82,000          2,542,000
                                                                                                                        ------------

      Computer Software & Services - 11.93%
        (a)Acclaim Entertainment, Inc. .......................................................              5,056              9,480
        (a)Acclaim Entertainment, Inc. - Non-Callable Warrants, expire 4/4/2002 ..............              3,779              1,323
        (a)Akamai Technologies, Inc. .........................................................             13,701          1,035,282
        (a)Art Technology Group, Inc. ........................................................             35,000          3,567,812
        (a)CheckFree Corp. ...................................................................             93,000          4,818,563
        (a)Cognizant Technology Solutions Corporation ........................................            130,900          5,595,975
        (a)Critical Path, Inc. ...............................................................             20,100          1,552,725
        (a)Diversinet Corp. ..................................................................             58,300            528,344
        (a)eXcelon Corporation ...............................................................            255,300          2,058,356
        (a)LifeMinders, Inc. .................................................................             63,000          1,890,000
        (a)McDATA Corporation ................................................................             75,000          8,067,187
        (a)Peregrine Systems, Inc. ...........................................................             85,800          2,740,238
        (a)Phone.com, Inc. ...................................................................             30,800          2,847,075
        (a)Verity, Inc. ......................................................................             71,200          3,257,400
                                                                                                                        ------------
                                                                                                                          37,969,760
                                                                                                                        ------------
      Computers - 2.83%
        (a)EMC Corporation ...................................................................             92,000          9,016,000
                                                                                                                        ------------

      Diversified Operations - 0.48%
        (a)Aura Systems, Inc. ................................................................          3,281,536          1,542,322
                                                                                                                        ------------

      Electrical Equipment - 1.03%
        (a)Veeco Instruments Inc. ............................................................             36,600          3,280,275
                                                                                                                        ------------






                                                                                                                         (Continued)

                                                THE CHESAPEAKE AGGRESSIVE GROWTH FUND

                                                      PORTFOLIO OF INVESTMENTS

                                                          August 31, 2000


------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                           Value
                                                                                                          Shares          (note 1)
------------------------------------------------------------------------------------------------------------------------------------

COMMON STOCKS - (Continued)

      Electronics - 10.79%
           CTS Corporation ............................................................                    46,500       $  2,386,031
        (a)Kopin Corporation ..........................................................                   111,500          3,728,281
        (a)Power-One, Inc. ............................................................                   178,200         28,233,562
                                                                                                                        ------------
                                                                                                                          34,347,874
                                                                                                                        ------------
      Electronics - Semiconductor - 23.82%
        (a)Amkor Technology, Inc. .....................................................                   112,200          3,828,825
        (a)Atmel Corporation ..........................................................                   176,600          3,532,000
        (a)Brooks Automation, Inc. ....................................................                    56,200          3,108,562
        (a)Credence Systems Corporation ...............................................                    66,100          3,870,981
        (a)DuPont Photomasks, Inc. ....................................................                    18,800          1,426,450
        (a)Galileo Technology Ltd. ....................................................                    60,000          1,766,250
        (a)Integrated Device Technology, Inc. .........................................                    45,100          3,957,525
        (a)International Rectifier Corporation ........................................                    40,000          2,517,500
        (a)Lam Research Corporation ...................................................                   103,700          3,123,963
        (a)LSI Logic Corporation ......................................................                   128,200          4,607,187
        (a)LTX Corporation ............................................................                   156,500          4,000,531
        (a)Novellus Systems, Inc. .....................................................                   101,100          6,223,969
        (a)MKS Instruments, Inc. ......................................................                    29,200          1,025,650
        (a)O2Micro International Limited ..............................................                   147,500          3,761,250
        (a)OmniVision Technologies, Inc. ..............................................                    69,100          3,109,500
        (a)Semtech Corporation ........................................................                    96,900         11,476,594
        (a)Three-Five Systems, Inc. ...................................................                    13,900            462,175
        (a)TriQuint Semiconductor, Inc. ...............................................                   253,900         14,043,844
                                                                                                                        ------------
                                                                                                                          75,842,756
                                                                                                                        ------------
      Financial - Consumer Credit - 1.57%
        (a)AmeriCredit Corp. ..........................................................                   181,600          5,005,350
                                                                                                                        ------------

      Financial - Non-Banks - 0.76%
           American Capital Strategies, Ltd. ..........................................                   100,800          2,406,600
                                                                                                                        ------------

      Financial Services - 1.99%
           SEI Investments Company ....................................................                    99,600          6,324,600
                                                                                                                        ------------

      Foreign - 0.55%
        (a)ASM International N.V ......................................................                    69,500          1,746,188
                                                                                                                        ------------

      Insurance - Life & Health - 1.03%
        (a)First Health Group Corp. ...................................................                   105,400          3,273,988
                                                                                                                        ------------



                                                                                                                         (Continued)

                                                THE CHESAPEAKE AGGRESSIVE GROWTH FUND

                                                      PORTFOLIO OF INVESTMENTS

                                                          August 31, 2000


------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                           Value
                                                                                                          Shares          (note 1)
------------------------------------------------------------------------------------------------------------------------------------

COMMON STOCKS - (Continued)

      Leisure Time - 0.45%
        (a)Bally Total Fitness Holding Corporation .......................................                 58,600       $  1,446,688
                                                                                                                        ------------

      Medical - Biotechnology - 4.45%
        (a)Gilead Sciences, Inc. .........................................................                 51,300          5,540,400
        (a)ILEX Oncology, Inc. ...........................................................                 74,600          2,461,800
        (a)Immunomedics, Inc. ............................................................                 61,500          1,537,500
        (a)Texas Biotechnology Corporation ...............................................                 85,700          1,505,106
        (a)Titan Pharmaceuticals, Inc. ...................................................                 66,600          3,126,037
                                                                                                                        ------------
                                                                                                                          14,170,843
                                                                                                                        ------------
      Medical - Hospital Management & Services - 3.78%
        (a)Caremark Rx, Inc. .............................................................                291,400          2,859,362
        (a)LifePoint Hospitals, Inc. .....................................................                231,400          6,970,925
        (a)Universal Health Services, Inc. ...............................................                 31,280          2,213,060
                                                                                                                        ------------
                                                                                                                          12,043,347
                                                                                                                        ------------
      Medical Supplies - 2.36%
        (a)Biomatrix, Inc. ...............................................................                108,700          2,309,875
           Biomet, Inc. ..................................................................                 84,750          2,865,609
        (a)PolyMedica Corporation ........................................................                 66,000          2,343,000
                                                                                                                        ------------
                                                                                                                           7,518,484
                                                                                                                        ------------
      Miscellaneous - Distribution & Wholesale - 1.23%
        (a)Getty Images, Inc. ............................................................                 58,700          2,465,400
        (a)Insight Enterprises, Inc. .....................................................                 29,150          1,464,788
                                                                                                                        ------------
                                                                                                                           3,930,188
                                                                                                                        ------------
      Miscellaneous - Manufacturing - 0.00%
        (a)Wilshire Technologies, Warrants, expire 11/28/2002 ............................                 11,956                  0
                                                                                                                        ------------

      Oil & Gas - Equipment & Services - 7.08%
           ENSCO International Incorporated ..............................................                110,600          4,410,175
        (a)Marine Drilling Companies, Inc. ...............................................                 81,100          2,235,319
           McDermott International, Inc. .................................................                142,200          1,093,163
        (a)Nabors Industries, Inc. .......................................................                 59,900          2,848,994
        (a)National-Oilwell, Inc. ........................................................                 79,400          2,754,188
        (a)Noble Drilling Corporation ....................................................                 35,900          1,741,150
        (a)Rowan Companies, Inc. .........................................................                171,400          5,313,400
        (a)Varco International, Inc. .....................................................                106,017          2,140,218
                                                                                                                        ------------
                                                                                                                          22,536,607
                                                                                                                        ------------
      Oil & Gas - Exploration - 0.87%
           EOG Resources, Inc. ...........................................................                 72,300          2,765,475
                                                                                                                        ------------



                                                                                                                         (Continued)

                                                THE CHESAPEAKE AGGRESSIVE GROWTH FUND

                                                      PORTFOLIO OF INVESTMENTS

                                                          August 31, 2000


------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                           Value
                                                                                                          Shares          (note 1)
------------------------------------------------------------------------------------------------------------------------------------

COMMON STOCKS - (Continued)

      Restaurants & Food Services - 1.11%
        (a)CEC Entertainment Inc. ......................................................                  122,000       $  3,530,375
                                                                                                                        ------------

      Retail - Automotive Parts - 0.27%
        (a)Sonic Automotive, Inc. ......................................................                   79,900            843,944
                                                                                                                        ------------

      Retail - Specialty Line - 1.32%
           Cash America International, Inc. ............................................                   81,400            610,500
        (a)Linens 'n Things, Inc. ......................................................                    4,000            108,000
        (a)Michaels Stores, Inc. .......................................................                   67,100          2,348,500
        (a)Zale Corporation ............................................................                   31,300          1,156,144
                                                                                                                        ------------
                                                                                                                           4,223,144
                                                                                                                        ------------
      Telecommunications - 3.57%
        (a)InterDigital Communications Corporation .....................................                   33,400            597,025
        (a)MRV Communications, Inc. ....................................................                   47,300          3,645,056
        (a)Pinnacle Holdings Inc. ......................................................                   56,000          2,254,000
        (a)Viasystems Group, Inc. ......................................................                   96,700          1,595,550
        (a)Western Wireless Corporation ................................................                   64,100          3,277,112
                                                                                                                        ------------
                                                                                                                          11,368,743
                                                                                                                        ------------
      Telecommunications Equipment - 8.65%
        (a)ANTEC Corporation ...........................................................                   85,000          3,065,312
        (a)Cable Design Technologies Corporation .......................................                   64,950          1,753,650
        (a)Comverse Technology, Inc. ...................................................                   35,920          3,302,395
        (a)Corvis Corporation ..........................................................                   56,000          5,813,500
        (a)DMC Stratex Networks, Inc. ..................................................                   97,700          2,497,456
        (a)Dynatech Corporation ........................................................                   50,000          1,950,000
        (a)International FiberCom, Inc. ................................................                  143,500          3,390,187
        (a)Netro Corporation ...........................................................                   58,300          4,817,038
        (a)Westell Technologies, Inc. ..................................................                   60,400            966,400
                                                                                                                        ------------
                                                                                                                          27,555,938
                                                                                                                        ------------
      Transportation - Air - 1.37%
        (a)Atlas Air, Inc. .............................................................                  100,550          4,348,788
                                                                                                                        ------------

      Transportation - Miscellaneous - 0.75%
        (a)American Freightways Corporation ............................................                   37,900            622,981
        (a)Swift Transportation Co., Inc. ..............................................                  103,300          1,762,556
                                                                                                                        ------------
                                                                                                                           2,385,537
                                                                                                                        ------------

           Total Common Stocks (Cost $165,330,555) .....................................                                 314,517,145
                                                                                                                        ------------



                                                                                                                         (Continued)

                                                THE CHESAPEAKE AGGRESSIVE GROWTH FUND

                                                      PORTFOLIO OF INVESTMENTS

                                                          August 31, 2000


------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                           Value
                                                                                                          Shares          (note 1)
------------------------------------------------------------------------------------------------------------------------------------

INVESTMENT COMPANY - 0.11%

      Evergreen Money Market Treasury Institutional Money
           Market Fund Institutional Service Shares .....................................                 349,806       $    349,806
           (Cost $349,806)                                                                                              ------------


Total Value of Investments (Cost $165,680,361 (b)) ......................................                   98.90 %     $314,866,951
Other Assets Less Liabilities ...........................................................                    1.10 %        3,501,348
                                                                                                           ------       ------------
      Net Assets ........................................................................                  100.00 %     $318,368,299
                                                                                                           ======       ============



      (a)  Non-income producing investment.

      (b)  Aggregate cost for federal income tax purposes is $166,180,711. Unrealized appreciation (depreciation) of investments for federal income tax purposes is as follows:

           Unrealized appreciation ......................................................                              $154,500,186
           Unrealized depreciation ......................................................                                (5,813,946)
                                                                                                                       ------------

                       Net unrealized appreciation                                                                     $148,686,240
                                                                                                                       ============

























See accompanying notes to financial statements


                                                THE CHESAPEAKE AGGRESSIVE GROWTH FUND

                                                 STATEMENT OF ASSETS AND LIABILITIES

                                                          August 31, 2000


ASSETS
      Investments, at value (cost $165,680,361) ........................................................                $314,866,951
      Income receivable ................................................................................                      21,434
      Receivable for investments sold ..................................................................                   3,621,392
      Receivable for fund shares sold ..................................................................                      20,345
                                                                                                                        ------------

           Total assets ................................................................................                 318,530,122
                                                                                                                        ------------

LIABILITIES
      Accrued expenses .................................................................................                      39,739
      Payable for fund shares redeemed .................................................................                      52,066
      Disbursements in excess of cash on demand deposit ................................................                      70,018
                                                                                                                        ------------

           Total liabilities ...........................................................................                     161,823
                                                                                                                        ------------

NET ASSETS
      (applicable to 12,004,911 shares outstanding; unlimited
       shares of no par value beneficial interest authorized) ..........................................                $318,368,299
                                                                                                                        ============

NET ASSET VALUE AND REDEMPTION PRICE PER SHARE
      ($318,368,299 / 12,004,911 shares) ...............................................................                $      26.52
                                                                                                                        ============

OFFERING PRICE PER SHARE
      (100 / 97% of $26.52) ............................................................................                $      27.34
                                                                                                                        ============

NET ASSETS CONSIST OF
      Paid-in capital ..................................................................................                $115,461,716
      Undistributed net realized gain on investments ...................................................                  53,719,993
      Net unrealized appreciation on investments .......................................................                 149,186,590
                                                                                                                        ------------
                                                                                                                        $318,368,299
                                                                                                                        ============










See accompanying notes to financial statements


                                                THE CHESAPEAKE AGGRESSIVE GROWTH FUND

                                                       STATEMENT OF OPERATIONS

                                                     Year ended August 31, 2000


NET INVESTMENT LOSS

      Income
           Dividends ...................................................................................              $     581,912
                                                                                                                      -------------

      Expenses
           Investment advisory fees (note 2) ...........................................................                  4,108,081
           Fund administration fees (note 2) ...........................................................                    296,485
           Custody fees ................................................................................                     18,813
           Registration and filing administration fees (note 2) ........................................                      6,211
           Fund accounting fees (note 2) ...............................................................                     21,000
           Audit fees ..................................................................................                     16,271
           Legal fees ..................................................................................                     17,521
           Securities pricing fees .....................................................................                      7,445
           Shareholder servicing fees ..................................................................                     50,000
           Shareholder recordkeeping fees ..............................................................                     11,820
           Shareholder servicing expenses ..............................................................                     31,920
           Registration and filing expenses ............................................................                     10,598
           Printing expenses ...........................................................................                     31,161
           Trustee fees and meeting expenses ...........................................................                      7,492
           Other operating expenses ....................................................................                     35,000
                                                                                                                      -------------

                Total expenses .........................................................................                  4,669,818
                                                                                                                      -------------

                    Less expense reimbursements (note 4) ...............................................                    (60,488)
                                                                                                                      -------------

                    Net expenses .......................................................................                  4,609,330
                                                                                                                      -------------

                    Net investment loss ................................................................                 (4,027,418)
                                                                                                                      -------------

REALIZED AND UNREALIZED GAIN ON INVESTMENTS

      Net realized gain from investment transactions ...................................................                 69,150,688
      Increase in unrealized appreciation on investments ...............................................                 81,009,617
                                                                                                                      -------------

           Net realized and unrealized gain on investments .............................................                150,160,305
                                                                                                                      -------------

                Net increase in net assets resulting from operations ...................................              $ 146,132,887
                                                                                                                      =============









See accompanying notes to financial statements


                                                THE CHESAPEAKE AGGRESSIVE GROWTH FUND

                                                 STATEMENTS OF CHANGES IN NET ASSETS


------------------------------------------------------------------------------------------------------------------------------------
                                                                                                Year ended              Year ended
                                                                                                August 31,              August 31,
                                                                                                   2000                    1999
------------------------------------------------------------------------------------------------------------------------------------

INCREASE (DECREASE) IN NET ASSETS

     Operations
          Net investment loss ......................................................           $ (4,027,418)           $ (4,041,891)
          Net realized gain (loss) from investment transactions ....................             69,150,688              (1,409,378)
          Increase in unrealized appreciation on investments .......................             81,009,617             119,786,543
                                                                                               ------------            ------------

              Net increase in net assets resulting from operations .................            146,132,887             114,335,274
                                                                                               ------------            ------------

     Distributions to shareholders from
          Net realized gain from investment transactions ...........................             (9,840,604)            (26,811,798)
                                                                                               ------------            ------------

     Capital share transactions
          Decrease in net assets resulting from capital share transactions (a) .....           (104,005,052)           (171,246,000)
                                                                                               ------------            ------------

                      Total increase (decrease) in net assets ......................             32,287,231             (83,722,524)


NET ASSETS

     Beginning of year .............................................................            286,081,068             369,803,592
                                                                                               ------------            ------------

     End of year ...................................................................           $318,368,299            $286,081,068
                                                                                               ============            ============


(a) A summary of capital share activity follows:

                                          ------------------------------------------------------------------------------------------
                                                        Year ended                                        Year ended
                                                      August 31, 2000                                   August 31, 1999

                                              Shares                   Value                    Shares                   Value
                                          ------------------------------------------------------------------------------------------

Shares sold .............................      1,386,502            $  32,432,167                2,212,958            $  34,202,677

Shares issued for reinvestment
     of distributions ...................        490,846                9,630,407                1,782,993               26,370,458
                                           -------------            -------------            -------------            -------------

                                               1,877,348               42,062,574                3,995,951               60,573,135

Shares redeemed .........................     (6,893,465)            (146,067,626)             (14,770,790)            (231,819,135)
                                           -------------            -------------            -------------            -------------

     Net decrease .......................     (5,016,117)           $(104,005,052)             (10,774,839)           $(171,246,000)
                                           =============            =============            =============            =============





See accompanying notes to financial statements


                                                THE CHESAPEAKE AGGRESSIVE GROWTH FUND

                                                        FINANCIAL HIGHLIGHTS

                                            (For a Share Outstanding Throughout the Year)

------------------------------------------------------------------------------------------------------------------------------------
                                                   Year ended       Year ended       Year ended       Year ended       Year ended
                                                   August 31,       August 31,       August 31,       August 31,       August 31,
                                                      2000             1999             1998             1997             1996
------------------------------------------------------------------------------------------------------------------------------------

Net asset value, beginning of year .............  $      16.81     $      13.30     $      22.44     $      16.88     $      20.70

      Income (loss) from investment operations
           Net investment loss .................         (0.34)           (0.24)           (0.24)           (0.22)           (0.18)
           Net realized and unrealized gain (loss)
                on investments .................         10.72             4.89            (6.02)            6.84            (2.53)
                                                  ------------     ------------     ------------     ------------     ------------

                Total from investment operations         10.38             4.65            (6.26)            6.62            (2.71)
                                                  ------------     ------------     ------------     ------------     ------------

      Distributions to shareholders from
           Net realized gain from investment
                transactions ...................         (0.67)           (1.14)           (2.88)           (1.06)           (1.11)
                                                  ------------     ------------     ------------     ------------     ------------

Net asset value, end of year ...................  $      26.52     $      16.81     $      13.30     $      22.44     $      16.88
                                                  ============     ============     ============     ============     ============

Total return (a) ...............................         63.18 %          36.16 %         (32.12)%          41.14 %         (12.81)%
                                                  ============     ============     ============     ============     ============


Ratios/supplemental data

      Net assets, end of year ..................  $318,368,299     $286,081,068     $369,803,592     $613,488,902     $460,307,496
                                                  ============     ============     ============     ============     ============

      Ratio of expenses to average net assets
           Before expense reimbursements
                and waived fees ................          1.42 %           1.42 %           1.40 %           1.42 %           1.42 %
           After expense reimbursements
                and waived fees ................          1.40 %           1.39 %           1.40 %           1.42 %           1.42 %

      Ratio of net investment loss to average net assets
           Before expense reimbursements
                and waived fees ................         (1.24)%          (1.15)%           (1.15)%         (1.17)%          (1.05)%
           After expense reimbursements
                and waived fees ................         (1.23)%          (1.12)%           (1.15)%         (1.17)%          (1.05)%

      Portfolio turnover rate ..................         82.00 %         110.27 %           86.18 %        115.51 %         110.04 %



(a)   Total return does not reflect payment of a sales charge                         See accompanying notes to financial statements



                      THE CHESAPEAKE AGGRESSIVE GROWTH FUND

                          NOTES TO FINANCIAL STATEMENTS

                                 August 31, 2000



NOTE 1 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES AND OTHER INFORMATION

         The Chesapeake Aggressive Growth Fund (the "Fund"), formerly known as The Chesapeake Growth Fund prior to November 1, 1997, is a diversified series of shares of beneficial interest of the Gardner Lewis Investment Trust (the "Trust"). The Trust is an open-end investment company which was organized in 1992 as a Massachusetts Business Trust and is registered under the Investment Company Act of 1940, (the "Act") as amended. The Fund began operations on January 4, 1993. The investment objective of the Fund is to seek capital appreciation through investments in equity securities, consisting primarily of common and preferred stocks and securities convertible into common stocks. The following is a summary of significant accounting policies followed by the Fund:

         A. Security Valuation - The Fund's investments in securities are carried at value. Securities listed on an exchange or quoted on a national market system are valued at the last sales price as of 4:00 p.m. New York time. Other securities traded in the over-the-counter market and listed securities for which no sale was reported on that date are valued at the most recent bid price. Securities for which market quotations are not readily available, if any, are valued by using an independent pricing service or by following procedures approved by the Board of Trustees. Investment companies are valued at net asset value. Short-term investments are valued at cost which approximates value.

         B. Federal Income Taxes - No provision has been made for federal income taxes since it is the policy of the Fund to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to make sufficient distributions of taxable income to relieve it from all federal income taxes.

                  Net investment income (loss) and net realized gains (losses) may differ for financial statement and income tax purposes primarily because of losses incurred subsequent to October 31, which are deferred for income tax purposes. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains were recorded by the Fund.

                  As a result of the Fund's operating net investment loss, a reclassification adjustment of $4,027,418 has been made on the statement of assets and liabilities to decrease accumulated net investment loss, bringing it to zero, and decrease undistributed net short-term capital gains.

         C. Investment Transactions - Investment transactions are recorded on the trade date. Realized gains and losses are determined using the specific identification cost method. Interest income is recorded daily on an accrual basis. Dividend income is recorded on the ex-dividend date.

         D. Distributions to Shareholders - The Fund may declare dividends annually, payable on a date selected by the Trust's Trustees. Distributions to shareholders are recorded on the ex-dividend date. In addition, distributions may be made annually in November out of net realized gains through October 31 of that year. The Fund may make a supplemental distribution subsequent to the end of its fiscal year ending August 31.



                                                                     (Continued)

                      THE CHESAPEAKE AGGRESSIVE GROWTH FUND

                          NOTES TO FINANCIAL STATEMENTS

                                 August 31, 2000



         E. Use of Estimates - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts of assets, liabilities, expenses and revenues reported in the financial statements. Actual results could differ from those estimates.


NOTE 2 - INVESTMENT ADVISORY FEE AND OTHER RELATED PARTY TRANSACTIONS

         Pursuant to an investment advisory agreement, Gardner Lewis Asset Management (the "Advisor") provides the Fund with a continuous program of supervision of the Fund's assets, including the composition of its portfolio, and furnishes advice and recommendations with respect to investments, investment policies, and the purchase and sale of securities. As compensation for its services, the Advisor receives a fee at the annual rate of 1.25% of the Fund's average daily net assets.

         The Fund's administrator, The Nottingham Company, (the "Administrator"), provides administrative services to and is generally responsible for the overall management and day-to-day operations of the Fund pursuant to a fund accounting and compliance agreement with the Trust. As compensation for its services, the Administrator received a fee at the annual rate of 0.20% of the Fund's first $25 million of average daily net assets, 0.15% of the next $25 million, and 0.075% of average daily net assets over $50 million. The Administrator also receives a monthly fee of $1,750 for accounting and recordkeeping services. The Administrator also charges for certain expenses involved with the daily valuation of portfolio securities.

         NC Shareholder Services, LLC (the "Transfer Agent") serves as the Fund's transfer, dividend paying, and shareholder servicing agent. The Transfer Agent maintains the records of each shareholder's account, answers shareholder inquiries concerning accounts, processes purchases and redemptions of Fund shares, acts as dividend and distribution disbursing agent, and performs other shareholder servicing functions.

         Capital Investment Group, Inc. (the "Distributor") serves as the Fund's principal underwriter and distributor. The Distributor receives any sales charges imposed on purchases of shares and re-allocates a portion of such charges to dealers through whom the sale was made, if any. For the year ended August 31, 2000, the Distributor retained sales charges in the amount of $951.

         Certain Trustees and officers of the Trust are also officers of the Advisor or the Administrator.


NOTE 3 - PURCHASES AND SALES OF INVESTMENTS

         Purchases and sales of investments other than short-term investments aggregated $263,977,620 and $380,974,215, respectively, for the year ended August 31, 2000.


NOTE 4 - EXPENSE REDUCTIONS

         The Advisor has transacted certain portfolio trades with brokers who paid a portion of the Fund's expenses. For the year ended August 31, 2000, the Fund's expenses were reduced by $60,488 under this agreement.



                                                                     (Continued)

                      THE CHESAPEAKE AGGRESSIVE GROWTH FUND

                          NOTES TO FINANCIAL STATEMENTS

                                 August 31, 2000



NOTE 5 - DISTRIBUTIONS TO SHAREHOLDERS

         For federal income tax purposes, the Fund must report distributions from net realized gain from investment transactions that represent long-term and short-term capital gains to its shareholders. Of the total amount of $0.67 per share distributions for the year ended August 31, 2000, $0.25 per share is classified as long-term capital gains and $0.42 per share is classified as short-term capital gains. Shareholders should consult a tax advisor on how to report distributions for state and local income tax purposes.

INDEPENDENT AUDITORS' REPORT

To the Board of Trustees of Gardner Lewis  Investment  Trust And Shareholders of
 The Chesapeake Aggressive Growth Fund:

We have audited the accompanying statement of assets and liabilities of The Chesapeake Aggressive Growth Fund (the "Fund"), including the portfolio of investments, as of August 31, 2000, and the related statements of operations for the year then ended, the statements of changes in net assets for the years ended August 31, 2000 and 1999, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of August 31, 2000, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of The Chesapeake Aggressive Growth Fund as of August 31, 2000, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.



/s/ Deloitte & Touche LLP

DELOITTE & TOUCHE LLP
Princeton, New Jersery
September 22, 2000

________________________________________________________________________________



                            THE CHESAPEAKE AGGRESSIVE
                                   GROWTH FUND

________________________________________________________________________________

                 a series of the Gardner Lewis Investment Trust
























                 This Report has been prepared for shareholders
                and may be distributed to others only if preceded
                     or accompanied by a current prospectus.

________________________________________________________________________________


                           THE CHESAPEAKE GROWTH FUND

________________________________________________________________________________

                 a series of the Gardner Lewis Investment Trust






                             Semi-Annual Report 2000


                         FOR THE PERIOD ENDED AUGUST 31




                               INVESTMENT ADVISOR
                         Gardner Lewis Asset Management
                        285 Wilmington-West Chester Pike
                         Chadds Ford, Pennsylvania 19317



                           THE CHESAPEAKE GROWTH FUND
                           107 North Washington Street
                             Post Office Drawer 4365
                     Rocky Mount, North Carolina 27803-0365
                                 1-800-430-3863



This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus. Mutual fund shares are not deposits or obligations of, or guaranteed by, any depository institution. Shares are not insured by the FDIC, Federal Reserve Board or any other agency, and are subject to investment risks, including possible loss of principal amount invested. Neither the fund nor the fund's distributor is a bank.

For more information about The Chesapeake Growth Fund, including charges and expenses, call the fund for a free prospectus. You should read the prospectus carefully before you invest or send money.

[Letterhead]
                      ____________________________________

                              THE CHESAPEAKE FUNDS
                      ____________________________________


                                                  October 2, 2000



Dear Shareholder:

         The Chesapeake Growth Fund Institutional Class closed the third quarter with a year-to-date gain of 33.4%. This gain compares to a loss of 1.4% for the S&P 500 and a gain of 4.2% for the Russell 2000. The fund was up 10.9% for the third quarter. As a result of our concentration on fundamentals, avoidance of speculative excess, and focus on companies without heavy sensitivity to things like interest rates and energy pricing, our portfolio has benefited in a year that has been difficult for many growth investors. The Nasdaq Composite's decline of over 25% from its March high and its loss of almost 10% year-to-date give some context to the difficulty investors have faced, as well as the degree to which the market has already digested their concerns.

         Although the market continues to be volatile, its volatility has dissipated when compared to the spring. And despite the pain this volatility has caused, it is in fact a healthy thing. The market is simply undergoing a systematic cleansing, purging the excesses left within it. The result should be the realignment of companies' stock prices in the context of reasonable prospects for them. This cleansing began with the internet related space and has now worked its way through much of the market.

         Most importantly, most companies with negative cash flow and little hope of near term profitability have now been all but abandoned by investors. Prior darlings are on the ropes both financially and in the eyes of Wall Street. Examples of these abound. TheGlobe, one of the hottest IPO's in history, now trades at $0.25 per share, down from $40. Priceline now trades at $12, down from $160, emphasizing the fact that ultimately a company's stock price reflects its underlying business. Despite this, investors have not changed their attitudes about the opportunities that continue to develop as a result of the tremendous changes occurring in the global economy.

         Although it sometimes becomes overly enthusiastic, the investing community does not become enamored without reason. Opportunities relating to the internet, telecom, and technology are just as strong today as they were before investors got carried away with their enthusiasm for companies that might have participated in them. Thus, it is not the opportunity that has changed, but investors' willingness to extrapolate unrealistic rates of growth. The bottom line is that expectations were too high and progress toward earnings too slow. Therefore, the capital needed to execute many companies' strategies dried up and as a result large numbers of them will perish, unable to construct the rest of the bridge necessary to bring them profit. In their place will be those companies whose approach has been more measured, those more soundly footed, those with the capital, knowledge, and ability to execute.

         Similar cycles of enthusiasm have occurred throughout modern economic history. The advent of the steam locomotive in the 19th century created a rush of investment that capitalized hundreds of marginal railroads that eventually failed or were consolidated into their stronger competitors. Likewise, the telephone spawned hundreds of publicly traded telephone companies, almost all of which failed or were overtaken.

         Then, just as now, investors recognized profound changes that would drive the economy in ways never before possible. Their enthusiasm eventually overtook reason, some good capital chased poor business plans, but eventually rational thinking returned. Most importantly though, the economy sailed through these sentiment changes virtually untouched, and investors were able to re-focus on those enterprises benefiting most directly from the newfound productivity and its resultant prosperity.

         Imagine a decades old telecom emerging the victor in the bandwidth war, or an old-line retailer the victor in e-tailing. We sure can, as we can those working in conjunction with them. Companies like these now have the opportunity to capitalize on the misfortune of others before them, who may have had the right idea but an inability to see it to fruition.

         Wall Street represents human nature. It has an ability to fixate as well as carry to extreme. Prior to the spring of this year the sky was the limit for a promising company's stock price. But from spring until early summer interest rates cast a shadow over the market, dampening investors' excitement and in turn becoming almost all that was talked about. In fact, at that time, most investors could have told you when the Fed would next meet. This, as we discussed in our last letter, signaled that concerns regarding rates were already factored into stock prices. With the focus now having changed, the likelihood today is that an amazing number of investors have no idea that the Fed meets on October 3rd. Why? Because the fixation is different. It has gone from interest rates to the economic impact of higher energy prices and a much lower Euro/Dollar exchange.

         Ironically, because of the status of energy prices and the Euro, the market is now more focused on the potential need for a rate cut than a hike, and the word stagflation has entered the mix. As a result, governments have intervened to support the Euro and a concerted effort is taking place to lower energy prices. In other words, these issues have taken center stage. Therefore, our position on them is the same as was our position on rates this summer. These cards are on the table! Thus, investors have already been discounting these factors into stock prices, and in many cases this discounting has gone too far.

         In the last several weeks it has not only been difficult for stocks to rise, but also there has been significant selling pressure on many we think unaffected by current macro issues. However, coming earnings periods should start to create distinction. As to the economy as a whole, we are less concerned that energy and Euro related issues will become far more problematic, but if they do, our portfolio, as always, is constructed to minimize any macroeconomic impact on our companies' earnings.

         The slowing of the market's rate of rise is a good thing. So too is investors' renewed scrutiny of fundamentals and valuation. A more normalized environment is a longer lasting one in which stock prices react to information more rationally. It is one where research typically pays off and one we should now be that much closer to.

         In one final note, we would like to welcome Brian Konigsberg and Tom Wilcox to our research staff and Kristine Woodruff to administration. Have a pleasant holiday season!

Sincerely,


/s/ W. Whitfield Gardner                       /s/ John L. Lewis, IV

W. Whitfield Gardner                           John L. Lewis, IV

                   _________________________________________

                           THE CHESAPEAKE GROWTH FUND
                   _________________________________________



                               September 30, 2000

Investment Strategy
--------------------------------------------------------------------------------

The Chesapeake Growth Fund seeks capital appreciation through investments in small, medium, and large growth equities. The cornerstone of the fund's intensive in-house fundamental analysis is in constant contact with the management, customers, competitors, and suppliers of both current and potential investments.


Investment Guidelines
--------------------------------------------------------------------------------

The Fund seeks companies that:

o are experiencing a rapid growth rate - companies in our portfolio are forecasted to grow their profits in excess of 15% annually;
o  are selling at a stock price not yet fully reflective of their growth rate;
o are undergoing a positive change created by new products, managements, distribution strategies or manufacturing technologies;
o  have a strong balance sheet
o  are less susceptible to macroeconomic change.


The Largest Industry Groups
--------------------------------------------------------------------------------

Business Services                  2.5%
Computer Software                 13.4%
Computers & Peripherals            9.9%
Electronics/Instruments            3.9%
Energy Services                    8.8%
Medical Products                   2.4%
Networking                         5.1%
Pharmaceuticals                    6.1%
Semiconductors & Related          14.3%
Telecommunications                18.6%
All Others                        15.0%


About The Investment Advisor
--------------------------------------------------------------------------------

Gardner Lewis Asset management serves as investment advisor to the Chesapeake Family of Funds. Overall, through the funds and separately managed accounts, Gardner Lewis invests approximately $4 billion in growth equities for both institutions and individuals including some of the top foundations, endowments, and pension plans in the U.S. Gardner Lewis was founded in 1990 and employs a staff of 34. The research team is comprised of 17.

Ten Largest Holdings
--------------------------------------------------------------------------------

1.   EMC Corporation                    4.3%
2.   Alza Corp                          3.7%
3.   Ciena Corp.                        3.5%
4.   AES Corporation                    3.5%
5.   BEA Systems, Inc.                  2.7%
6.   Sun Microsystems, Inc.             2.5%
7.   Extreme Networks, Inc.             2.2%
8.   Gemstar TV Guide Int'l Inc.        2.2%
9.   Power-One, Inc.                    2.1%
10.  SPX Corp.                          2.1%


Portfolio Characteristics
--------------------------------------------------------------------------------

Overall Assets ($MM)                     354
Number of Companies                       75
5 Yr. Historical Earnings Growth         22%
Earnings Growth - net year               42%
P/E Ratio - next year                     38
  (Gardner Lewis earnings estimates)


Performance Summary
--------------------------------------------------------------------------------
                                                            Annualized
--------------------------------------------------------------------------------
                           Quarter       1 Year       5 Year         Since
                             End                                   Inception
--------------------------------------------------------------------------------
The Chesapeake Growth
Fund Institutional Shares   10.9%         90.9%        22.2%         24.9%
--------------------------------------------------------------------------------


Historical performance for The Chesapeake Growth Fund Institutional Series has been calculated by using the performance of an original class of The Fund (known as the A Shares) from inception on April 6,1994 until the date of issuance of the new Institutional Series on April 7, 1995, and combining such performance with the performance of the Institutional Series since April 7, 1995. The performance quoted represents past performance and is not a guarantee of future results. Share price and investment return will vary, so you may have a gain or loss when you sell shares.


For More complete information regarding the Fund including charges and expenses, obtain a prospectus by calling the Fund directly at (800)430-3863 or Gardner Lewis Asset Management, the Investment Advisor at (610)558-2800.


                Must be accompanied or preceded by a prospectus.
                   Capital Investment Group, Inc., Distributor
                            Raleigh, NC (800)525-3863


                                              _________________________________________

                                                     THE CHESAPEAKE GROWTH FUND
                                              _________________________________________




                                                      PORTFOLIO OF INVESTMENTS
                                                             (unaudited)
                                                         September 30, 2000

------------------------------------------------------------      ----------------------------------------------------------
Quantity      Security                         Market Value       Quantity   Security                          Market Value
============================================================      ==========================================================
      207,600 ADC Telecommunications, Inc.        5,582,494           38,400 Moodys Corp. when issues             1,010,304
      176,200 AES Corporation                    12,069,700           70,300 NextCard, Inc.                         639,291
       32,900 ART Technology Group, Inc.          3,117,275          124,900 Nextlink Communications              4,394,919
       23,100 Aether Systems, Inc.                2,437,050           84,000 Novellus Systems, Inc.               3,911,250
       42,300 Agile Software Corp.                3,804,356           49,800 Nvidia Corp.                         4,077,375
      148,800 Alza Corp.                         12,871,200           38,200 ONI Systems Corp.                    3,297,137
      105,200 Amkor Technology Inc.               2,748,350           15,600 PMC-Sierra, Inc.                     3,357,900
       31,900 Applied Micro Circuits Corp.        6,605,294           61,700 PerkinElmer, Inc.                    6,439,937
      205,300 Atmel Corp.                         3,117,994           96,000 Polycom, Inc.                        6,429,000
      121,600 BEA Systems, Inc.                   9,469,600          122,900 Power-One, Inc.                      7,437,370
       57,000 Biogen, Inc.                        3,477,000           36,500 QLogic Corporation                   3,212,000
       57,750 Biomet, Inc.                        2,021,250           76,900 Quest Software                       4,776,211
      124,900 Boston Scientific Corp.             2,053,044           44,100 Redback Network, Inc.                7,232,400
       21,900 CacheFlow, Inc.                     3,131,700          206,700 Republic Services, Inc.              2,712,937
      186,800 Cadence Design Systems              4,798,425           10,900 SDL, Inc.                            3,371,506
       75,500 Checkfree Corp.                     3,162,742           51,200 SPX Corp.                            7,267,200
      100,200 Ciena Corp.                        12,305,812          137,000 SantaFe International                6,173,562
       37,600 Comverse Technology, Inc.           4,060,800           54,800 Scientific-Atlanta, Inc.             3,486,650
       48,900 Copper Mountain Inc.                1,833,750          120,200 Semtech Corp.                        5,183,625
      150,100 EMC Corporation                    14,878,662           88,400 St. Jude Medical, Inc.               4,508,400
       67,300 Extreme Networks, Inc.              7,705,850           73,100 Sun Microsystems, Inc.               8,534,425
       73,400 Finisar Corp.                       3,550,725           97,900 Tekelec                              3,218,462
       56,800 Fiserv, Inc.                        3,400,900           58,200 Tektronix, Inc.                      4,470,487
       86,900 Gemstar TV Guide International      7,576,594           48,400 Tellabs, Inc.                        2,311,100
      128,400 Grant Prideco, Inc.                 2,816,775           53,800 Teva Pharmaceutical - SP ADR         3,937,487
       88,600 HCA - The Healthcare Company        3,289,275           67,800 TranSwitch Corp.                     4,322,250
      144,000 Harrah's Entertainment              3,960,000           32,300 Transkaryotic Therapies              1,390,919
      579,500 Healthsouth Corp.                   4,708,437           62,600 Transocean Sedco Forex, Inc.         3,669,925
      145,600 Heller Financial                    4,158,700          118,700 TriQuint Semiconductor               4,325,131
      140,300 ITT Industries, Inc.                4,550,981           50,500 Turnstone Systems, Inc.              2,341,937
       49,900 Interwoven, Inc.                    5,641,819           54,000 Virata Corp.                         3,570,750
       34,980 JDS Uniphase, Inc.                  3,312,169           44,900 Vitesse Semiconductor Corp Com       3,993,294
      265,100 Jones Apparel Group, Inc.           7,025,150          146,400 Weatherford International, Inc       6,295,200
       62,800 KLA-Tencor Corp.                    2,586,575          242,600 WebMD Corp.                          3,699,650
      126,900 LSI Logic Corp.                     3,711,825           80,900 Wind River Systems, Inc.             3,878,144
       65,900 MRV Communications, Inc.            2,986,094          124,200 Worldcom Inc.                        3,772,575
       85,800 MarchFirst, Inc.                    1,345,987           24,850 i2 Technologies, Inc.                4,648,503
       16,300 Mercury Interactive Corp.           2,555,025

                                                                             TOTAL EQUITY                       345,728,596

                                                                             CASH EQUIVALENT                      7,974,236

                                                                             TOTAL ASSETS                       353,702,832



                                                     THE CHESAPEAKE GROWTH FUND

                                                      PORTFOLIO OF INVESTMENTS

                                                           August 31, 2000
                                                             (Unaudited)

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                           Value
                                                                                                    Shares                (note 1)
------------------------------------------------------------------------------------------------------------------------------------

COMMON STOCKS - 99.27%

       Apparel Manufacturing - 1.77%
         (a)Jones Apparel Group, Inc. ............................................                  265,100             $  6,494,950
                                                                                                                        ------------

       Computers - 8.88%
         (a)EMC Corporation ......................................................                  150,800               14,778,400
         (a)Extreme Networks, Inc. ...............................................                   74,800                6,961,075
         (a)Sun Microsystems, Inc. ...............................................                   86,300               10,954,706
                                                                                                                        ------------
                                                                                                                          32,694,181
                                                                                                                        ------------
       Computer Hardware & Software - 0.41%
         (a)Turnstone Systems, Inc. ..............................................                   25,800                1,518,975
                                                                                                                        ------------

       Computer Software & Services - 18.67%
         (a)Agile Software Corporation ...........................................                   53,400                3,707,962
         (a)Alteon Websystems, Inc. ..............................................                   24,900                3,685,200
         (a)Art Technology Group, Inc. ...........................................                   35,300                3,598,394
         (a)BEA Systems, Inc. ....................................................                  154,300               10,502,044
         (a)CNET Networks, Inc. ..................................................                   36,200                1,212,700
         (a)CacheFlow Inc. .......................................................                   26,600                2,909,375
         (a)Cadence Design Systems, Inc. .........................................                  186,800                3,969,500
         (a)CheckFree Corp. ......................................................                   75,500                3,911,844
         (a)Fiserv, Inc. .........................................................                   56,800                3,077,850
         (a)i2 Technologies, Inc. ................................................                   31,250                5,287,109
         (a)Interwoven, Inc. .....................................................                   88,300                8,476,800
         (a)MarchFirst, Inc. .....................................................                   85,800                1,662,375
         (a)NVIDIA Corporation ...................................................                   49,800                3,952,875
         (a)ONI Systems Corp. ....................................................                    3,000                  285,938
         (a)Quest Software, Inc. .................................................                   76,900                3,969,963
         (a)Safeguard Scientifics, Inc. ..........................................                   82,700                2,393,131
         (a)SanDisk Corporation ..................................................                   30,000                2,505,000
         (a)Wind River Systems, Inc. .............................................                   88,700                3,614,525
                                                                                                                        ------------
                                                                                                                          68,722,585
                                                                                                                        ------------
       Electrical Equipment - 3.29%
         (a)Gemstar-TV Guide International, Inc. .................................                   87,300                7,878,825
         (a)Power-One, Inc. ......................................................                   26,600                4,214,438
                                                                                                                        ------------
                                                                                                                          12,093,263
                                                                                                                        ------------
       Electronics - 2.43%
         (a)KLA-Tencor Corporation ...............................................                   62,800                4,121,250
         (a)Tektronix, Inc. ......................................................                   63,100                4,807,431
                                                                                                                        ------------
                                                                                                                           8,928,681
                                                                                                                        ------------


                                                                                                                         (Continued)

                                                     THE CHESAPEAKE GROWTH FUND

                                                      PORTFOLIO OF INVESTMENTS

                                                           August 31, 2000
                                                             (Unaudited)

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                           Value
                                                                                                    Shares                (note 1)
------------------------------------------------------------------------------------------------------------------------------------

COMMON STOCKS - (Continued)

       Electronics - Semiconductor - 16.39%
         (a)Amkor Technology, Inc. .................................................                 108,300            $  3,695,737
         (a)Applied Micro Circuits Corporation .....................................                  36,600               7,427,513
         (a)Atmel Corporation ......................................................                 206,800               4,136,000
         (a)LSI Logic Corporation ..................................................                 126,900               4,560,469
         (a)Novellus Systems, Inc. .................................................                  84,000               5,171,250
         (a)PMC-Sierra, Inc. .......................................................                  15,600               3,681,600
         (a)QLogic Corporation .....................................................                  47,200               5,357,200
         (a)SDL, Inc. ..............................................................                  18,900               7,509,206
         (a)Semtech Corporation ....................................................                  60,400               7,153,625
         (a)TranSwitch Corporation .................................................                  67,800               4,080,713
         (a)TriQuint Semiconductor, Inc. ...........................................                  69,800               3,860,813
         (a)Virata Corporation .....................................................                  54,000               3,712,500
                                                                                                                        ------------
                                                                                                                          60,346,626
                                                                                                                        ------------

       Entertainment - 1.12%
         (a)Harrah's Entertainment, Inc. ...........................................                 145,200               4,120,050
                                                                                                                        ------------

       Environmental Control - 0.82%
         (a)Republic Services, Inc. ................................................                 206,700               3,022,987
                                                                                                                        ------------

       Financial - Consumer Credit - 0.16%
         (a)NextCard, Inc. .........................................................                  70,300                 577,782
                                                                                                                        ------------

       Financial Services - 1.00%
            Heller Financial, Inc. .................................................                 145,600               3,685,500
                                                                                                                        ------------

       Foreign - American Depository Receipts - 0.74%
         (a)Infineon Technologies AG - ADR .........................................                  41,300               2,723,219
                                                                                                                        ------------

       Hand & Machine Tools - 1.97%
            SPX Corporation ........................................................                  43,000               7,245,500
                                                                                                                        ------------

       Insurance - Life & Health - 0.95%
            CIGNA Corporation ......................................................                  36,100               3,510,725
                                                                                                                        ------------

       Medical - Biotechnology - 0.38%
         (a)Transkaryotic Therapies, Inc. ..........................................                  32,300               1,401,012
                                                                                                                        ------------



                                                                                                                         (Continued)

                                                     THE CHESAPEAKE GROWTH FUND

                                                      PORTFOLIO OF INVESTMENTS

                                                           August 31, 2000
                                                             (Unaudited)

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                           Value
                                                                                                    Shares                (note 1)
------------------------------------------------------------------------------------------------------------------------------------

COMMON STOCKS - (Continued)

       Medical - Hospital Management & Services - 1.54%
         (a)HEALTHSOUTH Corporation ................................................                 426,400            $  2,611,700
         (a)HCA-The Healthcare Corporation .........................................                  88,600               3,056,700
                                                                                                                        ------------
                                                                                                                           5,668,400
                                                                                                                        ------------
       Medical Supplies - 2.12%
            Biomet, Inc. ...........................................................                  57,750               1,952,672
         (a)Boston Scientific Corporation ..........................................                 124,900               2,365,294
         (a)St. Jude Medical, Inc. .................................................                  88,400               3,502,850
                                                                                                                        ------------
                                                                                                                           7,820,816
                                                                                                                        ------------
       Oil & Gas - Equipment & Services - 4.90%
         (a)Grant Prideco, Inc. ....................................................                 161,400               3,792,900
            Santa Fe International Corporation .....................................                 137,000               5,385,812
            Transocean Sedco Forex Inc. ............................................                  63,100               3,770,225
         (a)Weatherford International, Inc. ........................................                 108,700               5,102,106
                                                                                                                        ------------
                                                                                                                          18,051,043
                                                                                                                        ------------
       Pharmaceuticals - 3.95%
         (a)Alza Corporation .......................................................                 148,800              11,253,000
            Teva Pharmaceutical Industries Ltd. ....................................                  54,300               3,291,937
                                                                                                                        ------------
                                                                                                                          14,544,937
                                                                                                                        ------------
       Retail - Apparel - 0.76%
         (a)Abercrombie & Fitch Co. ................................................                 120,300               2,789,456
                                                                                                                        ------------

       Telecommunications - 10.88%
         (a)CIENA Corporation ......................................................                  50,100              11,106,544
         (a)Copper Mountain Networks, Inc. .........................................                  34,100               2,043,869
         (a)JDS Uniphase Corporation ...............................................                  50,380               6,278,607
         (a)MRV Communications, Inc. ...............................................                  73,000               5,625,562
         (a)Polycom, Inc. ..........................................................                  50,700               5,697,413
         (a)Redback Networks Inc. ..................................................                  44,100               6,587,438
         (a)Tellabs, Inc. ..........................................................                  48,400               2,719,475
                                                                                                                        ------------
                                                                                                                          40,058,908
                                                                                                                        ------------
       Telecommunications Equipment - 11.86%
         (a)ADC Telecommunications, Inc. ...........................................                 207,600               8,498,625
         (a)Advanced Micro Devices, Inc. ...........................................                  63,800               2,400,475
         (a)Aether Systems, Inc. ...................................................                  19,300               2,673,050
         (a)Comverse Technology, Inc. ..............................................                  37,600               3,456,850
         (a)Finisar Corporation ....................................................                  97,200               4,507,650
         (a)New Focus, Inc. ........................................................                  29,300               4,045,231
            PerkinElmer, Inc. ......................................................                  65,200               5,863,925



                                                                                                                         (Continued)

                                                     THE CHESAPEAKE GROWTH FUND

                                                      PORTFOLIO OF INVESTMENTS

                                                           August 31, 2000
                                                             (Unaudited)

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                           Value
                                                                                                    Shares                (note 1)
------------------------------------------------------------------------------------------------------------------------------------

COMMON STOCKS - (Continued)

       Telecommunications Equipment - (Continued)
         (a)Research in Motion Limited .............................................                  41,200            $  3,113,175
            Scientific-Atlanta, Inc. ...............................................                  71,200               5,549,150
         (a)Tekelec ................................................................                  90,100               3,558,950
                                                                                                                        ------------
                                                                                                                          43,667,081
                                                                                                                        ------------
       Utilities - Electric - 3.05%
            The AES Corporation ....................................................                 176,200              11,232,750
                                                                                                                        ------------

       Utilities - Telecommunications - 1.23%
         (a) WorldCom, Inc. ........................................................                 124,200              4,533,300
                                                                                                                        ------------

            Total Common Stocks (Cost $225,093,507) ................................                                     365,452,727
                                                                                                                        ------------


INVESTMENT COMPANY - 0.56%

       Evergreen Money Market Institutional Money
            Market Fund Institutional Service Shares ...............................               2,045,330               2,045,330
            (Cost $2,045,330)                                                                                           ------------


Total Value of Investments (Cost $227,138,837 (b)) .................................                   99.83 %          $367,498,057
Other Assets Less Liabilities ......................................................                    0.17 %               642,047
                                                                                                      ------            ------------
       Net Assets ..................................................................                  100.00 %          $368,140,104
                                                                                                      ======            ============


       (a)  Non-income producing investment.

       (b)  Aggregate cost for federal income tax purposes is $227,999,082.  Unrealized  appreciation  (depreciation) of investments for federal income tax purposes is as follows:


            Unrealized appreciation .................................................................                  $150,745,137
            Unrealized depreciation .................................................................                   (11,246,162)
                                                                                                                       ------------

                            Net unrealized appreciation .............................................                  $139,498,975
                                                                                                                       ============


The following acronym is used in this portfolio:

       ADR - American Depositary Receipt



See accompanying notes to financial statements


                                                     THE CHESAPEAKE GROWTH FUND

                                                 STATEMENT OF ASSETS AND LIABILITIES

                                                           August 31, 2000
                                                             (Unaudited)


ASSETS
       Investments, at value (cost $227,138,837) ......................................................               $ 367,498,057
       Income receivable ..............................................................................                      27,838
       Receivable for investments sold ................................................................                   9,712,191
       Receivable for fund shares sold ................................................................                      20,000
                                                                                                                      -------------

            Total assets ..............................................................................                 377,258,086
                                                                                                                      -------------

LIABILITIES
       Accrued expenses ...............................................................................                      48,321
       Payable for investment purchases ...............................................................                   8,615,355
       Payable for fund shares sold ...................................................................                     415,000
       Disbursements in excess of cash on demand deposit ..............................................                      39,306
                                                                                                                      -------------

            Total liabilities .........................................................................                   9,117,982
                                                                                                                      -------------

NET ASSETS ............................................................................................               $ 368,140,104
                                                                                                                      =============

NET ASSETS CONSIST OF
       Paid-in capital ................................................................................               $ 115,877,149
       Accumulated net investment loss ................................................................                  (1,709,457)
       Undistributed net realized gain on investments .................................................                 113,613,192
       Net unrealized appreciation on investments .....................................................                 140,359,220
                                                                                                                      -------------
                                                                                                                      $ 368,140,104
                                                                                                                      =============

INSTITUTIONAL SHARES
       Net asset value, redemption and offering price per share
            ($107,507,990 / 3,069,178 shares outstanding) .............................................                      $35.03
                                                                                                                      =============

SERIES A INVESTOR SHARES
       Net asset value, redemption and offering price per share
            ($44,108,747 / 1,284,975 shares outstanding) ..............................................                      $34.33
                                                                                                                      =============
       Maximum offering price per share (100 / 97% of $34.33) .........................................                      $35.39
                                                                                                                      =============

SUPER-INSTITUTIONAL SHARES
       Net asset value, redemption and offering price per share
            ($216,523,367 / 6,137,668 shares outstanding) .............................................                      $35.28
                                                                                                                      =============









See accompanying notes to financial statements


                                                     THE CHESAPEAKE GROWTH FUND

                                                       STATEMENT OF OPERATIONS

                                                    Period ended August 31, 2000
                                                             (Unaudited)


INVESTMENT LOSS

       Income
            Dividends .......................................................................................           $   200,282
                                                                                                                        -----------

       Expenses
            Investment advisory fees (note 2) ...............................................................             1,677,468
            Fund administration fees (note 2) ...............................................................                66,341
            Distribution fees - Series A (note 3) ...........................................................                45,151
            Distribution fees - Series C (note 3) ...........................................................                 2,229
            Distribution fees - Series D (note 3) ...........................................................                 6,528
            Custody fees ....................................................................................                 8,066
            Registration and filing administration fees (note 2) ............................................                 7,539
            Fund accounting fees (note 2) ...................................................................                28,000
            Audit fees ......................................................................................                 9,525
            Legal fees ......................................................................................                 7,058
            Securities pricing fees .........................................................................                 2,998
            Shareholder administration fees (note 2) ........................................................                16,667
            Shareholder recordkeeping fees ..................................................................                12,000
            Shareholder servicing expenses ..................................................................                 6,806
            Registration and filing expenses ................................................................                12,602
            Printing expenses ...............................................................................                 8,570
            Trustee fees and meeting expenses ...............................................................                 4,537
            Other operating expenses ........................................................................                13,611
                                                                                                                        -----------

                  Total expenses ............................................................................             1,935,696
                                                                                                                        -----------

                  Less:
                       Expense reimbursements (note 5) ......................................................               (21,791)
                       Shareholder administration fees waived - Series C (note 2) ...........................                (2,083)
                       Shareholder administration fees waived - Series D (note 2) ...........................                (2,083)
                                                                                                                        -----------

                  Net expenses ..............................................................................             1,909,739
                                                                                                                        -----------

                       Net investment loss ..................................................................            (1,709,457)
                                                                                                                        -----------

REALIZED AND UNREALIZED GAIN ON INVESTMENTS

       Net realized gain from investment transactions ....................................................               57,146,359
       Decrease in unrealized appreciation on investments ................................................              (41,563,147)
                                                                                                                       ------------

            Net realized and unrealized gain on investments ..............................................               15,583,212
                                                                                                                       ------------

                  Net increase in net assets resulting from operations ...................................             $ 13,873,755
                                                                                                                       ============





See accompanying notes to financial statements


                                                     THE CHESAPEAKE GROWTH FUND

                                                 STATEMENTS OF CHANGES IN NET ASSETS

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                   Period ended         Year ended
                                                                                                    August 31,         February 29,
                                                                                                     2000 (b)              2000
------------------------------------------------------------------------------------------------------------------------------------

(DECREASE) INCREASE IN NET ASSETS
     Operations
          Net investment loss ......................................................               $ (1,709,457)       $ (2,553,415)
          Net realized gain from investment transactions ...........................                 57,146,359          74,143,440
          (Decrease) increase in unrealized appreciation on investments ............                (41,563,147)        143,056,554
                                                                                                   ------------        ------------
              Net increase in net assets resulting from operations .................                 13,873,755         214,646,579
                                                                                                   ------------        ------------
     Distributions to shareholders from
          Net realized gain from investment transactions ...........................                          0         (14,253,595)
                                                                                                   ------------        ------------
     Capital share transactions
          Decrease in net assets resulting from capital share transactions (a) .....                (49,961,463)         (9,336,094)
                                                                                                   ------------        ------------
                   Total (decrease) increase in net assets .........................                (36,087,708)        191,056,890
NET ASSETS
     Beginning of period ...........................................................                404,227,812         213,170,922
                                                                                                   ------------        ------------
     End of period .................................................................               $368,140,104        $404,227,812
                                                                                                   ============        ============



(a) A summary of capital share activity follows:
                                                      ------------------------------------------------------------------------------
                                                                    Period ended                             Year ended
                                                                 August 31, 2000 (b)                      February 29, 2000
                                                              Shares             Value                Shares              Value
                                                      ------------------------------------------------------------------------------
---------------------------------------
         Institutional Shares
---------------------------------------
Shares sold ...................................                 142,729        $  4,199,494             466,088        $ 10,224,819
Shares issued for reinvestment of distributions                       0                   0             185,999           3,965,509
Shares redeemed ...............................                (713,598)        (21,027,522)           (833,274)        (16,268,434)
                                                           ------------        ------------        ------------        ------------
     Net decrease .............................                (570,869)       $(16,828,028)           (181,187)       $ (2,078,106)
                                                           ============        ============        ============        ============
---------------------------------------
           Series A Shares
---------------------------------------
Shares sold ...................................                 336,018        $  8,959,087              45,720        $  1,042,915
Shares issued for reinvestment of distributions                       0                   0              57,159           1,197,474
Shares redeemed ...............................                 (73,535)         (2,243,154)           (655,988)        (12,362,303)
                                                           ------------        ------------        ------------        ------------
     Net increase (decrease) ..................                 262,483        $  6,715,933            (553,109)       $(10,121,914)
                                                           ============        ============        ============        ============
---------------------------------------
           Series C Shares
---------------------------------------
Shares sold ...................................                   3,202        $    111,301               6,563        $    113,580
Shares issued for reinvestment of distributions                       0                   0               7,682             150,104
Shares redeemed ...............................                 (68,159)         (1,683,456)           (125,773)         (2,408,595)
                                                           ------------        ------------        ------------        ------------
     Net decrease .............................                 (64,957)       $ (1,572,155)           (111,528)       $ (2,144,911)
                                                           ============        ============        ============        ============
---------------------------------------
           Series D Shares
---------------------------------------
Shares sold ...................................                   2,337        $     66,451               4,386        $     75,662
Shares issued for reinvestment of distributions                       0                   0              18,187             371,374
Shares redeemed ...............................                (313,584)         (8,343,664)           (213,709)         (3,787,932)
                                                           ------------        ------------        ------------        ------------
     Net  decrease ............................                (311,247)       $ (8,277,213)           (191,136)       $ (3,340,896)
                                                           ============        ============        ============        ============
---------------------------------------
      Super-Institutional Shares
---------------------------------------
Shares sold ...................................                       0        $          0                   0        $          0
Shares issued for reinvestment of distributions                       0                   0             389,265           8,349,733
Shares redeemed ...............................              (1,034,483)        (30,000,000)                  0                   0
                                                           ------------        ------------        ------------        ------------
     Net (decrease) increase ..................              (1,034,483)       $(30,000,000)            389,265        $  8,349,733
                                                           ============        ============        ============        ============
---------------------------------------
             Fund Summary
---------------------------------------
Shares sold ...................................                 484,286        $ 13,336,333             522,757        $ 11,456,976
Shares issued for reinvestment of distributions                       0                   0             658,292          14,034,194
Shares redeemed ...............................              (2,203,359)        (63,297,796)         (1,828,744)        (34,827,264)
                                                           ------------        ------------        ------------        ------------
     Net decrease .............................              (1,719,073)       $(49,961,463)           (647,695)       $ (9,336,094)
                                                           ============        ============        ============        ============

(b)  Unaudited.

See accompanying notes to financial statements


                                                     THE CHESAPEAKE GROWTH FUND

                                                        FINANCIAL HIGHLIGHTS

                                           (For a Share Outstanding Throughout the Period)


                                                        Institutional Shares




------------------------------------------------------------------------------------------------------------------------------------
                                                        Period ended     Year ended      Year ended      Year ended      Year ended
                                                         August 31,     February 29,    February 28,    February 28,    February 28,
                                                          2000 (d)          2000            1999            1998            1997
------------------------------------------------------------------------------------------------------------------------------------

Net asset value, beginning of period ...............        $33.08          $16.60          $17.86          $16.26          $14.45

     Income (loss) from investment operations
       Net investment loss .........................         (0.17)          (0.21)          (0.17)          (0.15)         (0.13)
       Net realized and unrealized gain (loss)
         on investments ............................          2.12           17.92           (0.63)           4.22            1.94
                                                          --------        --------        --------        --------        --------

         Total from investment operations ..........          1.95           17.71           (0.80)           4.07            1.81
                                                          --------        --------        --------        --------        --------

     Distributions to shareholders from
       Tax return of capital .......................          0.00            0.00            0.00           (0.53)           0.00
       Distribution in excess of net realized gains           0.00            0.00           (0.03)           0.00            0.00
       Net realized gain from investment transactions        (0.00)          (1.23)          (0.43)          (1.94)           0.00
                                                          --------        --------        --------        --------        --------

         Total distributions .......................          0.00           (1.23)          (0.46)          (2.47)           0.00
                                                          --------        --------        --------        --------        --------

Net asset value, end of period .....................        $35.03          $33.08          $16.60          $17.86          $16.26
                                                          ========        ========        ========        ========        ========

Total return (a) ...................................          5.83 %(b)     110.91 %         (4.51)%         25.25 %         12.53 %
                                                          ========        ========        ========        ========        ========

Ratios/supplemental data
     Net assets, end of period (000's) .............      $107,508        $120,416        $ 63,426        $ 92,858        $ 77,858
                                                          ========        ========        ========        ========        ========

     Ratio of expenses to average net assets
       Before expense reimbursements and waived fees          1.16 %(c)       1.21 %          1.22 %          1.19 %          1.23 %
       After expense reimbursements and waived fees           1.15 %(c)       1.17 %          1.15 %          1.16 %          1.22 %

     Ratio of net investment loss to average net assets
       Before expense reimbursements and waived fees         (1.04)%(c)      (1.03)%         (0.87)%         (0.90)%         (0.85)%
       After expense reimbursements and waived fees          (1.03)%(c)      (1.00)%         (0.80)%         (0.88)%         (0.84)%

     Portfolio turnover rate .......................         58.08 %        165.92 %        121.48 %        105.60 %        126.44 %



(a)  Total return does not reflect payment of a sales charge.
(b)  Aggregate return.  Not annualized.
(c)  Annualized.
(d)  Unaudited.


See accompanying notes to financial statements                                                                           (Continued)


                                                     THE CHESAPEAKE GROWTH FUND

                                                        FINANCIAL HIGHLIGHTS

                                           (For a Share Outstanding Throughout the Period)


                                                      Series A Investor Shares




------------------------------------------------------------------------------------------------------------------------------------
                                                        Period ended     Year ended      Year ended      Year ended      Year ended
                                                         August 31,     February 29,    February 28,    February 28,    February 28,
                                                          2000 (d)          2000            1999            1998            1997
------------------------------------------------------------------------------------------------------------------------------------

Net asset value, beginning of period ................       $32.47          $16.37          $17.69          $16.18          $14.42

     Income (loss) from investment operations
        Net investment income loss ..................        (0.19)          (0.33)          (0.24)          (0.21)          (0.18)
        Net realized and unrealized gain (loss)
            on investments ..........................         2.05           17.66           (0.62)           4.19            1.94
                                                          --------        --------        --------        --------        --------

            Total from investment operations ........         1.86           17.33           (0.86)           3.98            1.76
                                                          --------        --------        --------        --------        --------

     Distributions to shareholders from
        Tax return of capital .......................         0.00            0.00            0.00           (0.53)           0.00
        Distribution in excess of net realized gains          0.00            0.00           (0.03)           0.00            0.00
        Net realized gain from investment transactions       (0.00)          (1.23)          (0.43)          (1.94)           0.00
                                                          --------        --------        --------        --------        --------

            Total distributions .....................        (0.00)          (1.23)          (0.46)          (2.47)           0.00
                                                          --------        --------        --------        --------        --------

Net asset value, end of period ......................       $34.33          $32.47          $16.37          $17.69          $16.18
                                                          ========        ========        ========        ========        ========

Total return (a) ....................................         5.63 %(b)     110.07 %         (4.83)%         24.80 %         12.21 %
                                                          ========        ========        ========        ========        ========

Ratios/supplemental data
     Net assets, end of period (000's) ..............     $ 44,108        $ 33,200        $ 25,797        $ 40,924        $ 39,376
                                                          ========        ========        ========        ========        ========

     Ratio of expenses to average net assets
        Before expense reimbursements and waived fees         1.50 %(c)       1.59 %          1.60 %          1.55 %          1.54 %
        After expense reimbursements and waived fees          1.49 %(c)       1.56 %          1.53 %          1.52 %          1.53 %

     Ratio of net investment loss to average net assets
        Before expense reimbursements and waived fees        (1.37)%(c)      (1.41)%         (1.26)%         (1.27)%         (1.16)%
        After expense reimbursements and waived fees         (1.36)%(c)      (1.38)%         (1.18)%         (1.24)%         (1.15)%

     Portfolio turnover rate ........................        58.08 %        165.92 %        121.48 %        105.60 %        126.44 %



(a)  Total return does not reflect payment of a sales charge.
(b)  Aggregate return.  Not annualized.
(c)  Annualized.
(d)  Unaudited.


See accompanying notes to financial statements                                                                           (Continued)


                                                     THE CHESAPEAKE GROWTH FUND

                                                        FINANCIAL HIGHLIGHTS

                                           (For a Share Outstanding Throughout the Period)


                                                      Series C Investor Shares




------------------------------------------------------------------------------------------------------------------------------------
                                                        Period ended     Year ended      Year ended      Year ended      Year ended
                                                         August 31,     February 29,    February 28,    February 28,    February 28,
                                                          2000 (d)          2000            1999            1998            1997
------------------------------------------------------------------------------------------------------------------------------------

Net asset value, beginning of period ................       $30.06          $15.52          $17.12          $15.97          $14.34

     (Loss) income from investment operations
        Net investment income loss ..................        (0.16)          (1.14)          (0.60)          (0.52)          (0.29)
        Net realized and unrealized (loss) gain
            on investments ..........................        (5.46)          16.91           (0.54)           4.14            1.92
                                                          --------        --------        --------        --------        --------

            Total from investment operations ........        (5.62)          15.77           (1.14)           3.62            1.63
                                                          --------        --------        --------        --------        --------

     Distributions to shareholders from
        Liquidation of shares (See note 1) ..........       (24.44)           0.00            0.00            0.00            0.00
        Tax return of capital .......................         0.00            0.00            0.00           (0.53)           0.00
        Distribution in excess of net realized gains          0.00            0.00           (0.03)           0.00            0.00
        Net realized gain from investment transactions       (0.00)          (1.23)          (0.43)          (1.94)           0.00
                                                          --------        --------        --------        --------        --------

            Total distributions .....................       (24.44)          (1.23)          (0.46)          (2.47)           0.00
                                                          --------        --------        --------        --------        --------

Net asset value, end of period ......................        $0.00          $30.06          $15.52          $17.12          $15.97
                                                          ========        ========        ========        ========        ========

Total return (a) ....................................       (18.80)%(b)     106.03 %         (6.68)%         22.95 %         11.30 %
                                                          ========        ========        ========        ========        ========

Ratios/supplemental data
     Net assets, end of period (000's) ..............     $      0        $  1,952        $  2,740        $  4,541        $  9,192
                                                          ========        ========        ========        ========        ========

     Ratio of expenses to average net assets
        Before expense reimbursements and waived fees         4.45 %(c)       4.02 %          3.90 %          3.11 %          2.34 %
        After expense reimbursements and waived fees          3.74 %(c)       3.43 %          3.45 %          3.05 %          2.33 %

     Ratio of net investment loss to average net assets
        Before expense reimbursements and waived fees        (4.38)%(c)      (3.83)%         (3.55)%         (2.84)%         (1.97)%
        After expense reimbursements and waived fees         (3.67)%(c)      (3.25)%         (3.11)%         (2.78)%         (1.96)%

     Portfolio turnover rate ........................        58.08 %        165.92 %        121.48 %        105.60 %        126.44 %


(a)  Total return does not reflect payment of a sales charge.
(b)  Aggregate return.  Not annualized.
(c)  Annualized.
(d)  Unaudited.


See accompanying notes to financial statements                                                                           (Continued)


                                                     THE CHESAPEAKE GROWTH FUND

                                                        FINANCIAL HIGHLIGHTS

                                           (For a Share Outstanding Throughout the Period)


                                                      Series D Investor Shares




------------------------------------------------------------------------------------------------------------------------------------
                                                        Period ended     Year ended      Year ended      Year ended      Year ended
                                                         August 31,     February 29,    February 28,    February 28,    February 28,
                                                          2000 (d)          2000            1999            1998            1997
------------------------------------------------------------------------------------------------------------------------------------

Net asset value, beginning of period ................       $31.59          $16.04          $17.45          $16.09          $14.41

     (Loss) income from investment operations
        Net investment income loss ..................        (0.10)          (0.44)          (0.34)          (0.32)          (0.29)
        Net realized and unrealized (loss) gain
            on investments ..........................        (5.75)          17.22           (0.61)           4.15            1.97
                                                          --------        --------        --------        --------        --------

            Total from investment operations ........        (5.85)          16.78           (0.95)           3.83            1.68
                                                          --------        --------        --------        --------        --------

     Distributions to shareholders from
        Liquidation of shares (See note 1) ..........       (25.74)           0.00            0.00            0.00            0.00
        Tax return of capital .......................         0.00            0.00            0.00           (0.53)           0.00
        Distribution in excess of net realized gains          0.00            0.00           (0.03)           0.00            0.00
        Net realized gain from investment transactions       (0.00)          (1.23)          (0.43)          (1.94)           0.00
                                                          --------        --------        --------        --------        --------

            Total distributions .....................       (25.74)          (1.23)          (0.46)          (2.47)           0.00
                                                          --------        --------        --------        --------        --------

Net asset value, end of period ......................        $0.00          $31.59          $16.04          $17.45          $16.09
                                                          ========        ========        ========        ========        ========

Total return (a) ....................................       (18.60)%(b)     108.89 %         (5.41)%         24.06 %         11.59 %
                                                          ========        ========        ========        ========        ========

Ratios/supplemental data
     Net assets, end of period (000's) ..............     $      0        $  9,832        $  8,060        $ 11,448         $10,774
                                                          ========        ========        ========        ========        ========

     Ratio of expenses to average net assets
        Before expense reimbursements and waived fees         2.21 %(c)       2.33 %          2.34 %          2.22 %          2.02 %
        After expense reimbursements and waived fees          2.04 %(c)       2.12 %          2.14 %          2.18 %          2.01 %

     Ratio of net investment loss to average net assets
        Before expense reimbursements and waived fees        (2.14)%(c)      (2.15)%         (2.00)%         (1.94)%         (1.64)%
        After expense reimbursements and waived fees         (1.98)%(c)      (1.94)%         (1.79)%         (1.89)%         (1.63)%

     Portfolio turnover rate ........................        58.08 %        165.92 %        121.48 %        105.60 %        126.44 %


(a)  Total return does not reflect payment of a sales charge.
(b)  Aggregate return.  Not annualized.
(c)  Annualized.
(d)  Unaudited.


See accompanying notes to financial statements                                                                           (Continued)


                                                     THE CHESAPEAKE GROWTH FUND

                                                        FINANCIAL HIGHLIGHTS

                                           (For a Share Outstanding Throughout the Period)


                                                     Super-Institutional Shares

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                         For the
                                                                                                                       period from
                                                                                                                      June 12, 1996
                                                                                                                    (commencement of
                                                     Period ended     Year ended      Year ended      Year ended     operations to
                                                      August 31,     February 29,    February 28,    February 28,     February 28,
                                                       2000 (d)          2000            1999            1998             1997
------------------------------------------------------------------------------------------------------------------------------------

Net asset value, beginning of period ...............     $33.30          $16.68          $17.92$         $16.29          $15.53

     Income (loss) from investment operations
       Net investment loss .........................      (0.15)          (0.18)          (0.11)          (0.12)          (0.07)
       Net realized and unrealized gain (loss)
         on investments ............................       2.13           18.03           (0.67)           4.22            0.83
                                                       --------        --------        --------        --------        --------

         Total from investment operations ..........       1.98           17.85           (0.78)           4.10            0.76
                                                       --------        --------        --------        --------        --------

     Distributions to shareholders from
       Tax return of capital .......................       0.00            0.00            0.00           (0.53)           0.00
       Distribution in excess of net realized gains        0.00            0.00           (0.03)           0.00            0.00
       Net realized gain from investment transactions      0.00           (1.23)          (0.43)          (1.94)           0.00
                                                       --------        --------        --------        --------        --------

         Total distributions .......................       0.00           (1.23)          (0.46)          (2.47)           0.00
                                                       --------        --------        --------        --------        --------

Net asset value, end of period .....................     $35.28          $33.30          $16.68          $17.92          $16.29
                                                       ========        ========        ========        ========        ========

Total return (a) ...................................       5.88 %(b)     111.10 %         (4.32)%         25.40 %          4.89 %(b)
                                                       ========        ========        ========        ========        ========

Ratios/supplemental data
     Net assets, end of period (000's) .............   $216,524        $238,827        $113,148        $118,246        $ 94,340
                                                       ========        ========        ========        ========        ========

     Ratio of expenses to average net assets
       Before expense reimbursements and waived fees       1.05 %(c)       1.08 %          1.05 %          1.06 %          1.08 %(c)
       After expense reimbursements and waived fees        1.04 %(c)       1.04 %          0.99 %          1.04 %          1.04 %(c)

     Ratio of net investment loss to average net assets
       Before expense reimbursements and waived fees      (0.94)%(c)      (0.91)%         (0.71)%         (0.77)%         (0.75)%(c)
       After expense reimbursements and waived fees       (0.92)%(c)      (0.87)%         (0.64)%         (0.75)%         (0.72)%(c)

     Portfolio turnover rate ........................     58.08 %        165.92 %        121.48 %        105.60 %        126.44 %



(a)  Total return does not reflect payment of a sales charge.
(b)  Aggregate return.  Not annualized.
(c)  Annualized.
(d)  Unaudited.


See accompanying notes to financial statements


                           THE CHESAPEAKE GROWTH FUND

                          NOTES TO FINANCIAL STATEMENTS

                                 August 31, 2000
                                   (Unaudited)


NOTE 1 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES AND OTHER INFORMATION

         The Chesapeake Growth Fund (the "Fund"), formerly known as The Chesapeake Fund prior to November 1, 1997, is a diversified series of shares of beneficial interest of the Gardner Lewis Investment Trust (the "Trust"). The Trust, an open-end investment company, was organized on August 12, 1992 as a Massachusetts Business Trust and is registered under the Investment Company Act of 1940, (the "Act") as amended. The investment objective of the Fund is to seek capital appreciation through investments in equity securities of medium and large capitalization companies, consisting primarily of common and preferred stocks and securities convertible into common stocks. Prior to April 26, 2000, the Fund offered five classes of shares - Super-Institutional, Institutional, Investor Series A, Investor Series C, and Investor Series D. On that date, Investor Series C and Investor Series D shares were liquidated. The Institutional Shares and Super-Institutional Shares are offered to institutional investors without a sales charge and bear no distribution and service fees. The Investor Shares are offered with a sales charge (except for Series C Shares) at different levels and bear distribution fees at different levels.

         Each class of shares has equal rights as to assets of the Fund, and the classes are identical except for differences in their sales charge structures, ongoing distribution and service fees, and various expenses that can be attributed to specific class activity. Income, expenses (other than distribution and service fees, which are attributable to each class of Investor Shares based upon a set percentage of its net assets, and other expenses which can be traced to specific class activity), and realized and unrealized gains or losses on investments are allocated to each class of shares based upon its relative net assets. All classes have equal voting privileges since the Trust shareholders vote in the aggregate, not by fund or class, except where otherwise required by law or when the Board of Trustees determines that the matter to be voted on affects only the interests of a particular fund or class. The following is a summary of significant accounting policies followed by the Fund.

         A. Security Valuation - The Fund's investments in securities are carried at value. Securities listed on an exchange or quoted on a national market system are valued at the last quoted sales price as of 4:00 p.m. New York time on the day of valuation. Other securities traded in the over-the-counter market and listed securities for which no sale was reported on that date are valued at the most recent bid price. Securities for which market quotations are not readily available, if any, are valued by using an independent pricing service or by following procedures approved by the Board of Trustees. Short-term investments are valued at cost which approximates value.

         B. Federal Income Taxes - No provision has been made for federal income taxes since substantially all taxable income has been distributed to shareholders. It is the policy of the Fund to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to make sufficient distributions of taxable income to relieve it from all federal income taxes.

              Net investment income (loss) and net realized gains (losses) may differ for financial statement and income tax purposes primarily because of losses incurred subsequent to October 31, which are deferred for income tax purposes. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains were recorded by the Fund.

              Distributions which exceed net investment income and net realized gains for financial reporting purposes but not for tax purposes, if any, are shown as distributions in excess of net investment income and net realized gains in the accompanying statements.

                                                                     (Continued)

                           THE CHESAPEAKE GROWTH FUND

                          NOTES TO FINANCIAL STATEMENTS

                                 August 31, 2000
                                   (Unaudited)


         C. Investment Transactions - Investment transactions are recorded on the trade date. Realized gains and losses are determined using the specific identification cost method. Interest income is recorded daily on an accrual basis. Dividend income is recorded on the ex-dividend date.

         D. Distributions to Shareholders - The Fund may declare dividends annually, generally payable on a date selected by the Trust's
              Trustees. Distributions to shareholders are recorded on the ex-dividend date. In addition, distributions may be made annually in November out of net realized gains through October 31 of that year. The Fund may make a supplemental distribution subsequent to the end of its fiscal year.

         E. Use of Estimates - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts of assets, liabilities, expenses and revenues reported in the financial statements. Actual results could differ from those estimates.


NOTE 2 - INVESTMENT ADVISORY FEE AND OTHER RELATED PARTY TRANSACTIONS

         Pursuant to an investment advisory agreement, Gardner Lewis Asset Management (the "Advisor") provides the Fund with a continuous program of supervision of the Fund's assets, including the composition of its portfolio, and furnishes advice and recommendations with respect to investments, investment policies, and the purchase and sale of securities. As compensation for its services, the Advisor receives a fee at the annual rate of 1.00% of the Fund's average daily net assets.

         The Fund's administrator, The Nottingham Company, (the "Administrator"), provides administrative services to and is generally responsible for the overall management and day-to-day operations of the Fund pursuant to a fund accounting and compliance agreement with the Trust. As compensation for its services, the Administrator receives a fee at the annual rate of 0.075% of the average daily net assets for the Institutional Shares and for Series A, and had received a fee through the date of liquidation of Series C and Series D Investor Shares and receives a fee at the annual rate of 0.015% of the average daily net assets for the Super-institutional Shares. The Administrator also receives a monthly fee of $1,750 for the Institutional Shares and for Series A, and had received a fee through the date of liquidation of Series C and Series D Investor Shares for accounting and recordkeeping services. The contract with the Administrator provides that the aggregate fees for the aforementioned administration, accounting and recordkeeping services shall not be less than $3,000 per month. The
         Administrator receives a fee of $12,500 per year for shareholder administration costs for the Institutional Shares and for Series A, and had received a fee through the date of liquidation of Series C and Series D Investor shares. The Administrator also charges the Fund for certain expenses involved with the daily valuation of portfolio securities. For the period ended August 31, 2000, the Administrator has waived a portion of its fee related to shareholder administration costs for Series C and Series D Investor shares.

         NC Shareholder Services, LLC (the "Transfer Agent") has been retained by the Administrator to serve as the Fund's transfer, dividend paying, and shareholder servicing agent. The Transfer Agent maintains the records of each shareholder's account, answers shareholder inquiries concerning accounts, processes purchases and redemptions of Fund shares, acts as dividend and distribution disbursing agent, and performs other shareholder servicing functions.



                                                                     (Continued)

                           THE CHESAPEAKE GROWTH FUND

                          NOTES TO FINANCIAL STATEMENTS

                                 August 31, 2000
                                   (Unaudited)


         Capital Investment Group, Inc. (the "Distributor") serves as the Fund's principal underwriter and distributor. The Distributor receives any sales charges imposed on purchases of shares and re-allocates a portion of such charges to dealers through whom the sale was made. For the period ended August 31, 2000, the Distributor retained sales charges in the amount of $248.

         Certain Trustees and officers of the Trust are also officers or directors of the Advisor or the Administrator.


NOTE 3 - DISTRIBUTION AND SERVICE FEES

         The Board of Trustees, including a majority of the Trustees who are not "interested persons" of the Trust as defined in the Act, adopted a distribution plan with respect to all Investor Shares pursuant to Rule 12b-1 of the Act (the "Plan"). Rule 12b-1 regulates the manner in which a regulated investment company may assume costs of distributing and promoting the sales of its shares and servicing of its shareholder accounts.

         The Plan provides that the Fund may incur certain costs, which may not exceed 0.25%, 0.75% and 0.50% per annum of the average daily net assets of Series A, Series C and Series D Investor Shares, respectively, for each year elapsed subsequent to adoption of the Plan, for payment to the Distributor and others for items such as advertising expenses, selling expenses, commissions, travel or other expenses reasonably intended to result in sales of Investor Shares of the Fund or support servicing of shareholder accounts.

         The Fund incurred $45,151, $2,229 and $6,528, net of waived fees, in distribution and service fees under the Plan with respect to Series A, Series C and Series D Investor Shares, respectively, for the period ended August 31, 2000.


NOTE 4 - PURCHASES AND SALES OF INVESTMENTS

         Purchases and sales of investments other than short-term investments aggregated $196,842,491 and $246,621,740, respectively, for the period ended August 31, 2000.


NOTE 5 - EXPENSE REDUCTIONS

         The Advisor has transacted certain portfolio trades with brokers who paid a portion of the Fund's expenses. For the period ended August 31, 2000, the Fund's expenses were reduced by $21,791 under this arrangement.

________________________________________________________________________________


                           THE CHESAPEAKE GROWTH FUND

________________________________________________________________________________

                 a series of the Gardner Lewis Investment Trust



























                 This Report has been prepared for shareholders
                and may be distributed to others only if preceded
                     or accompanied by a current prospectus.

________________________________________________________________________________


                           THE CHESAPEAKE GROWTH FUND

________________________________________________________________________________

                 a series of the Gardner Lewis Investment Trust






                             Semi-Annual Report 2000


                         FOR THE PERIOD ENDED AUGUST 31




                               INVESTMENT ADVISOR
                         Gardner Lewis Asset Management
                        285 Wilmington-West Chester Pike
                         Chadds Ford, Pennsylvania 19317



                           THE CHESAPEAKE GROWTH FUND
                           107 North Washington Street
                             Post Office Drawer 4365
                     Rocky Mount, North Carolina 27803-0365
                                 1-800-430-3863



This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus. Mutual fund shares are not deposits or obligations of, or guaranteed by, any depository institution. Shares are not insured by the FDIC, Federal Reserve Board or any other agency, and are subject to investment risks, including possible loss of principal amount invested. Neither the fund nor the fund's distributor is a bank.

For more information about The Chesapeake Growth Fund, including charges and expenses, call the fund for a free prospectus. You should read the prospectus carefully before you invest or send money.

[Letterhead]
                      ____________________________________

                              THE CHESAPEAKE FUNDS
                      ____________________________________


                                                  October 2, 2000



Dear Shareholder:

         The Chesapeake Growth Fund Series A closed the third quarter with a year-to-date gain of 33.0%. This gain compares to a loss of 1.4% for the S&P 500 and a gain of 4.2% for the Russell 2000. The fund was up 10.8% for the third quarter. As a result of our concentration on fundamentals, avoidance of speculative excess, and focus on companies without heavy sensitivity to things like interest rates and energy pricing, our portfolio has benefited in a year that has been difficult for many growth investors. The Nasdaq Composite's decline of over 25% from its March high and its loss of almost 10% year-to-date give some context to the difficulty investors have faced, as well as the degree to which the market has already digested their concerns.

         Although the market continues to be volatile, its volatility has dissipated when compared to the spring. And despite the pain this volatility has caused, it is in fact a healthy thing. The market is simply undergoing a systematic cleansing, purging the excesses left within it. The result should be the realignment of companies' stock prices in the context of reasonable prospects for them. This cleansing began with the internet related space and has now worked its way through much of the market.

         Most importantly, most companies with negative cash flow and little hope of near term profitability have now been all but abandoned by investors. Prior darlings are on the ropes both financially and in the eyes of Wall Street. Examples of these abound. TheGlobe, one of the hottest IPO's in history, now trades at $0.25 per share, down from $40. Priceline now trades at $12, down from $160, emphasizing the fact that ultimately a company's stock price reflects its underlying business. Despite this, investors have not changed their attitudes about the opportunities that continue to develop as a result of the tremendous changes occurring in the global economy.

         Although it sometimes becomes overly enthusiastic, the investing community does not become enamored without reason. Opportunities relating to the internet, telecom, and technology are just as strong today as they were before investors got carried away with their enthusiasm for companies that might have participated in them. Thus, it is not the opportunity that has changed, but investors' willingness to extrapolate unrealistic rates of growth. The bottom line is that expectations were too high and progress toward earnings too slow. Therefore, the capital needed to execute many companies' strategies dried up and as a result large numbers of them will perish, unable to construct the rest of the bridge necessary to bring them profit. In their place will be those companies whose approach has been more measured, those more soundly footed, those with the capital, knowledge, and ability to execute.

         Similar cycles of enthusiasm have occurred throughout modern economic history. The advent of the steam locomotive in the 19th century created a rush of investment that capitalized hundreds of marginal railroads that eventually failed or were consolidated into their stronger competitors. Likewise, the telephone spawned hundreds of publicly traded telephone companies, almost all of which failed or were overtaken.

         Then, just as now, investors recognized profound changes that would drive the economy in ways never before possible. Their enthusiasm eventually overtook reason, some good capital chased poor business plans, but eventually rational thinking returned. Most importantly though, the economy sailed through these sentiment changes virtually untouched, and investors were able to re-focus on those enterprises benefiting most directly from the newfound productivity and its resultant prosperity.

         Imagine a decades old telecom emerging the victor in the bandwidth war, or an old-line retailer the victor in e-tailing. We sure can, as we can those working in conjunction with them. Companies like these now have the opportunity to capitalize on the misfortune of others before them, who may have had the right idea but an inability to see it to fruition.

         Wall Street represents human nature. It has an ability to fixate as well as carry to extreme. Prior to the spring of this year the sky was the limit for a promising company's stock price. But from spring until early summer interest rates cast a shadow over the market, dampening investors' excitement and in turn becoming almost all that was talked about. In fact, at that time, most investors could have told you when the Fed would next meet. This, as we discussed in our last letter, signaled that concerns regarding rates were already factored into stock prices. With the focus now having changed, the likelihood today is that an amazing number of investors have no idea that the Fed meets on October 3rd. Why? Because the fixation is different. It has gone from interest rates to the economic impact of higher energy prices and a much lower Euro/Dollar exchange.

         Ironically, because of the status of energy prices and the Euro, the market is now more focused on the potential need for a rate cut than a hike, and the word stagflation has entered the mix. As a result, governments have intervened to support the Euro and a concerted effort is taking place to lower energy prices. In other words, these issues have taken center stage. Therefore, our position on them is the same as was our position on rates this summer. These cards are on the table! Thus, investors have already been discounting these factors into stock prices, and in many cases this discounting has gone too far.

         In the last several weeks it has not only been difficult for stocks to rise, but also there has been significant selling pressure on many we think unaffected by current macro issues. However, coming earnings periods should start to create distinction. As to the economy as a whole, we are less concerned that energy and Euro related issues will become far more problematic, but if they do, our portfolio, as always, is constructed to minimize any macroeconomic impact on our companies' earnings.

         The slowing of the market's rate of rise is a good thing. So too is investors' renewed scrutiny of fundamentals and valuation. A more normalized environment is a longer lasting one in which stock prices react to information more rationally. It is one where research typically pays off and one we should now be that much closer to.

         In one final note, we would like to welcome Brian Konigsberg and Tom Wilcox to our research staff and Kristine Woodruff to administration. Have a pleasant holiday season!

Sincerely,


/s/ W. Whitfield Gardner                       /s/ John L. Lewis, IV

W. Whitfield Gardner                           John L. Lewis, IV

                   _________________________________________

                           THE CHESAPEAKE GROWTH FUND
                   _________________________________________



                               September 30, 2000

Investment Strategy
--------------------------------------------------------------------------------

The Chesapeake Growth Fund seeks capital appreciation through investments in small, medium, and large growth equities. The cornerstone of the fund's intensive in-house fundamental analysis is in constant contact with the management, customers, competitors, and suppliers of both current and potential investments.


Investment Guidelines
--------------------------------------------------------------------------------

The Fund seeks companies that:

o are experiencing a rapid growth rate - companies in our portfolio are forecasted to grow their profits in excess of 15% annually;
o  are selling at a stock price not yet fully reflective of their growth rate;
o are undergoing a positive change created by new products, managements, distribution strategies or manufacturing technologies;
o  have a strong balance sheet
o  are less susceptible to macroeconomic change.


The Largest Industry Groups
--------------------------------------------------------------------------------

Business Services                  2.5%
Computer Software                 13.4%
Computers & Peripherals            9.9%
Electronics/Instruments            3.9%
Energy Services                    8.8%
Medical Products                   2.4%
Networking                         5.1%
Pharmaceuticals                    6.1%
Semiconductors & Related          14.3%
Telecommunications                18.6%
All Others                        15.0%


About The Investment Advisor
--------------------------------------------------------------------------------

Gardner Lewis Asset management serves as investment advisor to the Chesapeake Family of Funds. Overall, through the funds and separately managed accounts, Gardner Lewis invests approximately $4 billion in growth equities for both institutions and individuals including some of the top foundations, endowments, and pension plans in the U.S. Gardner Lewis was founded in 1990 and employs a staff of 34. The research team is comprised of 17.

Ten Largest Holdings
--------------------------------------------------------------------------------

1.   EMC Corporation                    4.3%
2.   Alza Corp                          3.7%
3.   Ciena Corp.                        3.5%
4.   AES Corporation                    3.5%
5.   BEA Systems, Inc.                  2.7%
6.   Sun Microsystems, Inc.             2.5%
7.   Extreme Networks, Inc.             2.2%
8.   Gemstar TV Guide Int'l Inc.        2.2%
9.   Power-One, Inc.                    2.1%
10.  SPX Corp.                          2.1%


Portfolio Characteristics
--------------------------------------------------------------------------------

Overall Assets ($MM)                     354
Number of Companies                       75
5 Yr. Historical Earnings Growth         22%
Earnings Growth - net year               42%
P/E Ratio - next year                     38
  (Gardner Lewis earnings estimates)


Performance Summary
--------------------------------------------------------------------------------
                                                            Annualized
--------------------------------------------------------------------------------
      The Chesapeake       Quarter       1 Year       5 Year         Since
Growth Fund Series A         End                                   Inception
--------------------------------------------------------------------------------
   Without the sales
      load deduction        10.8%         90.1%        21.8%         24.6%
--------------------------------------------------------------------------------
  Net of the maximum
        sales load^1         7.4%         84.4%        21.0%         24.0%
--------------------------------------------------------------------------------

1 The maximum sales load for the Fund is 3%. Historical performance for the Chesapeake Growth Fund Series A has been calculated by using the performance of the original class of The Fund now called the Institutional Shares) from inception on April 6, 1994 until the date of issuance of the new Series A Shares on April 7, 1995, and combining such performance with the performance of the Series A Shares since April 7, 1995. The performance quoted represents past performance and is not a guarantee of future results. Share price and investment return will vary, so you may have a gain or loss when you sell shares.


For More complete information regarding the Fund including charges and expenses, obtain a prospectus by calling the Fund directly at (800)430-3863 or Gardner Lewis Asset Management, the Investment Advisor at (610)558-2800.


                Must be accompanied or preceded by a prospectus.
                   Capital Investment Group, Inc., Distributor
                            Raleigh, NC (800)525-3863


                                              _________________________________________

                                                     THE CHESAPEAKE GROWTH FUND
                                              _________________________________________




                                                      PORTFOLIO OF INVESTMENTS
                                                             (unaudited)
                                                         September 30, 2000

------------------------------------------------------------      ----------------------------------------------------------
Quantity      Security                         Market Value       Quantity   Security                          Market Value
============================================================      ==========================================================
      207,600 ADC Telecommunications, Inc.        5,582,494           38,400 Moodys Corp. when issues             1,010,304
      176,200 AES Corporation                    12,069,700           70,300 NextCard, Inc.                         639,291
       32,900 ART Technology Group, Inc.          3,117,275          124,900 Nextlink Communications              4,394,919
       23,100 Aether Systems, Inc.                2,437,050           84,000 Novellus Systems, Inc.               3,911,250
       42,300 Agile Software Corp.                3,804,356           49,800 Nvidia Corp.                         4,077,375
      148,800 Alza Corp.                         12,871,200           38,200 ONI Systems Corp.                    3,297,137
      105,200 Amkor Technology Inc.               2,748,350           15,600 PMC-Sierra, Inc.                     3,357,900
       31,900 Applied Micro Circuits Corp.        6,605,294           61,700 PerkinElmer, Inc.                    6,439,937
      205,300 Atmel Corp.                         3,117,994           96,000 Polycom, Inc.                        6,429,000
      121,600 BEA Systems, Inc.                   9,469,600          122,900 Power-One, Inc.                      7,437,370
       57,000 Biogen, Inc.                        3,477,000           36,500 QLogic Corporation                   3,212,000
       57,750 Biomet, Inc.                        2,021,250           76,900 Quest Software                       4,776,211
      124,900 Boston Scientific Corp.             2,053,044           44,100 Redback Network, Inc.                7,232,400
       21,900 CacheFlow, Inc.                     3,131,700          206,700 Republic Services, Inc.              2,712,937
      186,800 Cadence Design Systems              4,798,425           10,900 SDL, Inc.                            3,371,506
       75,500 Checkfree Corp.                     3,162,742           51,200 SPX Corp.                            7,267,200
      100,200 Ciena Corp.                        12,305,812          137,000 SantaFe International                6,173,562
       37,600 Comverse Technology, Inc.           4,060,800           54,800 Scientific-Atlanta, Inc.             3,486,650
       48,900 Copper Mountain Inc.                1,833,750          120,200 Semtech Corp.                        5,183,625
      150,100 EMC Corporation                    14,878,662           88,400 St. Jude Medical, Inc.               4,508,400
       67,300 Extreme Networks, Inc.              7,705,850           73,100 Sun Microsystems, Inc.               8,534,425
       73,400 Finisar Corp.                       3,550,725           97,900 Tekelec                              3,218,462
       56,800 Fiserv, Inc.                        3,400,900           58,200 Tektronix, Inc.                      4,470,487
       86,900 Gemstar TV Guide International      7,576,594           48,400 Tellabs, Inc.                        2,311,100
      128,400 Grant Prideco, Inc.                 2,816,775           53,800 Teva Pharmaceutical - SP ADR         3,937,487
       88,600 HCA - The Healthcare Company        3,289,275           67,800 TranSwitch Corp.                     4,322,250
      144,000 Harrah's Entertainment              3,960,000           32,300 Transkaryotic Therapies              1,390,919
      579,500 Healthsouth Corp.                   4,708,437           62,600 Transocean Sedco Forex, Inc.         3,669,925
      145,600 Heller Financial                    4,158,700          118,700 TriQuint Semiconductor               4,325,131
      140,300 ITT Industries, Inc.                4,550,981           50,500 Turnstone Systems, Inc.              2,341,937
       49,900 Interwoven, Inc.                    5,641,819           54,000 Virata Corp.                         3,570,750
       34,980 JDS Uniphase, Inc.                  3,312,169           44,900 Vitesse Semiconductor Corp Com       3,993,294
      265,100 Jones Apparel Group, Inc.           7,025,150          146,400 Weatherford International, Inc       6,295,200
       62,800 KLA-Tencor Corp.                    2,586,575          242,600 WebMD Corp.                          3,699,650
      126,900 LSI Logic Corp.                     3,711,825           80,900 Wind River Systems, Inc.             3,878,144
       65,900 MRV Communications, Inc.            2,986,094          124,200 Worldcom Inc.                        3,772,575
       85,800 MarchFirst, Inc.                    1,345,987           24,850 i2 Technologies, Inc.                4,648,503
       16,300 Mercury Interactive Corp.           2,555,025

                                                                             TOTAL EQUITY                       345,728,596

                                                                             CASH EQUIVALENT                      7,974,236

                                                                             TOTAL ASSETS                       353,702,832



                                                     THE CHESAPEAKE GROWTH FUND

                                                      PORTFOLIO OF INVESTMENTS

                                                           August 31, 2000
                                                             (Unaudited)

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                           Value
                                                                                                    Shares                (note 1)
------------------------------------------------------------------------------------------------------------------------------------

COMMON STOCKS - 99.27%

       Apparel Manufacturing - 1.77%
         (a)Jones Apparel Group, Inc. ............................................                  265,100             $  6,494,950
                                                                                                                        ------------

       Computers - 8.88%
         (a)EMC Corporation ......................................................                  150,800               14,778,400
         (a)Extreme Networks, Inc. ...............................................                   74,800                6,961,075
         (a)Sun Microsystems, Inc. ...............................................                   86,300               10,954,706
                                                                                                                        ------------
                                                                                                                          32,694,181
                                                                                                                        ------------
       Computer Hardware & Software - 0.41%
         (a)Turnstone Systems, Inc. ..............................................                   25,800                1,518,975
                                                                                                                        ------------

       Computer Software & Services - 18.67%
         (a)Agile Software Corporation ...........................................                   53,400                3,707,962
         (a)Alteon Websystems, Inc. ..............................................                   24,900                3,685,200
         (a)Art Technology Group, Inc. ...........................................                   35,300                3,598,394
         (a)BEA Systems, Inc. ....................................................                  154,300               10,502,044
         (a)CNET Networks, Inc. ..................................................                   36,200                1,212,700
         (a)CacheFlow Inc. .......................................................                   26,600                2,909,375
         (a)Cadence Design Systems, Inc. .........................................                  186,800                3,969,500
         (a)CheckFree Corp. ......................................................                   75,500                3,911,844
         (a)Fiserv, Inc. .........................................................                   56,800                3,077,850
         (a)i2 Technologies, Inc. ................................................                   31,250                5,287,109
         (a)Interwoven, Inc. .....................................................                   88,300                8,476,800
         (a)MarchFirst, Inc. .....................................................                   85,800                1,662,375
         (a)NVIDIA Corporation ...................................................                   49,800                3,952,875
         (a)ONI Systems Corp. ....................................................                    3,000                  285,938
         (a)Quest Software, Inc. .................................................                   76,900                3,969,963
         (a)Safeguard Scientifics, Inc. ..........................................                   82,700                2,393,131
         (a)SanDisk Corporation ..................................................                   30,000                2,505,000
         (a)Wind River Systems, Inc. .............................................                   88,700                3,614,525
                                                                                                                        ------------
                                                                                                                          68,722,585
                                                                                                                        ------------
       Electrical Equipment - 3.29%
         (a)Gemstar-TV Guide International, Inc. .................................                   87,300                7,878,825
         (a)Power-One, Inc. ......................................................                   26,600                4,214,438
                                                                                                                        ------------
                                                                                                                          12,093,263
                                                                                                                        ------------
       Electronics - 2.43%
         (a)KLA-Tencor Corporation ...............................................                   62,800                4,121,250
         (a)Tektronix, Inc. ......................................................                   63,100                4,807,431
                                                                                                                        ------------
                                                                                                                           8,928,681
                                                                                                                        ------------


                                                                                                                         (Continued)

                                                     THE CHESAPEAKE GROWTH FUND

                                                      PORTFOLIO OF INVESTMENTS

                                                           August 31, 2000
                                                             (Unaudited)

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                           Value
                                                                                                    Shares                (note 1)
------------------------------------------------------------------------------------------------------------------------------------

COMMON STOCKS - (Continued)

       Electronics - Semiconductor - 16.39%
         (a)Amkor Technology, Inc. .................................................                 108,300            $  3,695,737
         (a)Applied Micro Circuits Corporation .....................................                  36,600               7,427,513
         (a)Atmel Corporation ......................................................                 206,800               4,136,000
         (a)LSI Logic Corporation ..................................................                 126,900               4,560,469
         (a)Novellus Systems, Inc. .................................................                  84,000               5,171,250
         (a)PMC-Sierra, Inc. .......................................................                  15,600               3,681,600
         (a)QLogic Corporation .....................................................                  47,200               5,357,200
         (a)SDL, Inc. ..............................................................                  18,900               7,509,206
         (a)Semtech Corporation ....................................................                  60,400               7,153,625
         (a)TranSwitch Corporation .................................................                  67,800               4,080,713
         (a)TriQuint Semiconductor, Inc. ...........................................                  69,800               3,860,813
         (a)Virata Corporation .....................................................                  54,000               3,712,500
                                                                                                                        ------------
                                                                                                                          60,346,626
                                                                                                                        ------------

       Entertainment - 1.12%
         (a)Harrah's Entertainment, Inc. ...........................................                 145,200               4,120,050
                                                                                                                        ------------

       Environmental Control - 0.82%
         (a)Republic Services, Inc. ................................................                 206,700               3,022,987
                                                                                                                        ------------

       Financial - Consumer Credit - 0.16%
         (a)NextCard, Inc. .........................................................                  70,300                 577,782
                                                                                                                        ------------

       Financial Services - 1.00%
            Heller Financial, Inc. .................................................                 145,600               3,685,500
                                                                                                                        ------------

       Foreign - American Depository Receipts - 0.74%
         (a)Infineon Technologies AG - ADR .........................................                  41,300               2,723,219
                                                                                                                        ------------

       Hand & Machine Tools - 1.97%
            SPX Corporation ........................................................                  43,000               7,245,500
                                                                                                                        ------------

       Insurance - Life & Health - 0.95%
            CIGNA Corporation ......................................................                  36,100               3,510,725
                                                                                                                        ------------

       Medical - Biotechnology - 0.38%
         (a)Transkaryotic Therapies, Inc. ..........................................                  32,300               1,401,012
                                                                                                                        ------------



                                                                                                                         (Continued)

                                                     THE CHESAPEAKE GROWTH FUND

                                                      PORTFOLIO OF INVESTMENTS

                                                           August 31, 2000
                                                             (Unaudited)

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                           Value
                                                                                                    Shares                (note 1)
------------------------------------------------------------------------------------------------------------------------------------

COMMON STOCKS - (Continued)

       Medical - Hospital Management & Services - 1.54%
         (a)HEALTHSOUTH Corporation ................................................                 426,400            $  2,611,700
         (a)HCA-The Healthcare Corporation .........................................                  88,600               3,056,700
                                                                                                                        ------------
                                                                                                                           5,668,400
                                                                                                                        ------------
       Medical Supplies - 2.12%
            Biomet, Inc. ...........................................................                  57,750               1,952,672
         (a)Boston Scientific Corporation ..........................................                 124,900               2,365,294
         (a)St. Jude Medical, Inc. .................................................                  88,400               3,502,850
                                                                                                                        ------------
                                                                                                                           7,820,816
                                                                                                                        ------------
       Oil & Gas - Equipment & Services - 4.90%
         (a)Grant Prideco, Inc. ....................................................                 161,400               3,792,900
            Santa Fe International Corporation .....................................                 137,000               5,385,812
            Transocean Sedco Forex Inc. ............................................                  63,100               3,770,225
         (a)Weatherford International, Inc. ........................................                 108,700               5,102,106
                                                                                                                        ------------
                                                                                                                          18,051,043
                                                                                                                        ------------
       Pharmaceuticals - 3.95%
         (a)Alza Corporation .......................................................                 148,800              11,253,000
            Teva Pharmaceutical Industries Ltd. ....................................                  54,300               3,291,937
                                                                                                                        ------------
                                                                                                                          14,544,937
                                                                                                                        ------------
       Retail - Apparel - 0.76%
         (a)Abercrombie & Fitch Co. ................................................                 120,300               2,789,456
                                                                                                                        ------------

       Telecommunications - 10.88%
         (a)CIENA Corporation ......................................................                  50,100              11,106,544
         (a)Copper Mountain Networks, Inc. .........................................                  34,100               2,043,869
         (a)JDS Uniphase Corporation ...............................................                  50,380               6,278,607
         (a)MRV Communications, Inc. ...............................................                  73,000               5,625,562
         (a)Polycom, Inc. ..........................................................                  50,700               5,697,413
         (a)Redback Networks Inc. ..................................................                  44,100               6,587,438
         (a)Tellabs, Inc. ..........................................................                  48,400               2,719,475
                                                                                                                        ------------
                                                                                                                          40,058,908
                                                                                                                        ------------
       Telecommunications Equipment - 11.86%
         (a)ADC Telecommunications, Inc. ...........................................                 207,600               8,498,625
         (a)Advanced Micro Devices, Inc. ...........................................                  63,800               2,400,475
         (a)Aether Systems, Inc. ...................................................                  19,300               2,673,050
         (a)Comverse Technology, Inc. ..............................................                  37,600               3,456,850
         (a)Finisar Corporation ....................................................                  97,200               4,507,650
         (a)New Focus, Inc. ........................................................                  29,300               4,045,231
            PerkinElmer, Inc. ......................................................                  65,200               5,863,925



                                                                                                                         (Continued)

                                                     THE CHESAPEAKE GROWTH FUND

                                                      PORTFOLIO OF INVESTMENTS

                                                           August 31, 2000
                                                             (Unaudited)

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                           Value
                                                                                                    Shares                (note 1)
------------------------------------------------------------------------------------------------------------------------------------

COMMON STOCKS - (Continued)

       Telecommunications Equipment - (Continued)
         (a)Research in Motion Limited .............................................                  41,200            $  3,113,175
            Scientific-Atlanta, Inc. ...............................................                  71,200               5,549,150
         (a)Tekelec ................................................................                  90,100               3,558,950
                                                                                                                        ------------
                                                                                                                          43,667,081
                                                                                                                        ------------
       Utilities - Electric - 3.05%
            The AES Corporation ....................................................                 176,200              11,232,750
                                                                                                                        ------------

       Utilities - Telecommunications - 1.23%
         (a) WorldCom, Inc. ........................................................                 124,200              4,533,300
                                                                                                                        ------------

            Total Common Stocks (Cost $225,093,507) ................................                                     365,452,727
                                                                                                                        ------------


INVESTMENT COMPANY - 0.56%

       Evergreen Money Market Institutional Money
            Market Fund Institutional Service Shares ...............................               2,045,330               2,045,330
            (Cost $2,045,330)                                                                                           ------------


Total Value of Investments (Cost $227,138,837 (b)) .................................                   99.83 %          $367,498,057
Other Assets Less Liabilities ......................................................                    0.17 %               642,047
                                                                                                      ------            ------------
       Net Assets ..................................................................                  100.00 %          $368,140,104
                                                                                                      ======            ============


       (a)  Non-income producing investment.

       (b)  Aggregate cost for federal income tax purposes is $227,999,082.  Unrealized  appreciation  (depreciation) of investments for federal income tax purposes is as follows:


            Unrealized appreciation .................................................................                  $150,745,137
            Unrealized depreciation .................................................................                   (11,246,162)
                                                                                                                       ------------

                            Net unrealized appreciation .............................................                  $139,498,975
                                                                                                                       ============


The following acronym is used in this portfolio:

       ADR - American Depositary Receipt



See accompanying notes to financial statements


                                                     THE CHESAPEAKE GROWTH FUND

                                                 STATEMENT OF ASSETS AND LIABILITIES

                                                           August 31, 2000
                                                             (Unaudited)


ASSETS
       Investments, at value (cost $227,138,837) ......................................................               $ 367,498,057
       Income receivable ..............................................................................                      27,838
       Receivable for investments sold ................................................................                   9,712,191
       Receivable for fund shares sold ................................................................                      20,000
                                                                                                                      -------------

            Total assets ..............................................................................                 377,258,086
                                                                                                                      -------------

LIABILITIES
       Accrued expenses ...............................................................................                      48,321
       Payable for investment purchases ...............................................................                   8,615,355
       Payable for fund shares sold ...................................................................                     415,000
       Disbursements in excess of cash on demand deposit ..............................................                      39,306
                                                                                                                      -------------

            Total liabilities .........................................................................                   9,117,982
                                                                                                                      -------------

NET ASSETS ............................................................................................               $ 368,140,104
                                                                                                                      =============

NET ASSETS CONSIST OF
       Paid-in capital ................................................................................               $ 115,877,149
       Accumulated net investment loss ................................................................                  (1,709,457)
       Undistributed net realized gain on investments .................................................                 113,613,192
       Net unrealized appreciation on investments .....................................................                 140,359,220
                                                                                                                      -------------
                                                                                                                      $ 368,140,104
                                                                                                                      =============

INSTITUTIONAL SHARES
       Net asset value, redemption and offering price per share
            ($107,507,990 / 3,069,178 shares outstanding) .............................................                      $35.03
                                                                                                                      =============

SERIES A INVESTOR SHARES
       Net asset value, redemption and offering price per share
            ($44,108,747 / 1,284,975 shares outstanding) ..............................................                      $34.33
                                                                                                                      =============
       Maximum offering price per share (100 / 97% of $34.33) .........................................                      $35.39
                                                                                                                      =============

SUPER-INSTITUTIONAL SHARES
       Net asset value, redemption and offering price per share
            ($216,523,367 / 6,137,668 shares outstanding) .............................................                      $35.28
                                                                                                                      =============









See accompanying notes to financial statements


                                                     THE CHESAPEAKE GROWTH FUND

                                                       STATEMENT OF OPERATIONS

                                                    Period ended August 31, 2000
                                                             (Unaudited)


INVESTMENT LOSS

       Income
            Dividends .......................................................................................           $   200,282
                                                                                                                        -----------

       Expenses
            Investment advisory fees (note 2) ...............................................................             1,677,468
            Fund administration fees (note 2) ...............................................................                66,341
            Distribution fees - Series A (note 3) ...........................................................                45,151
            Distribution fees - Series C (note 3) ...........................................................                 2,229
            Distribution fees - Series D (note 3) ...........................................................                 6,528
            Custody fees ....................................................................................                 8,066
            Registration and filing administration fees (note 2) ............................................                 7,539
            Fund accounting fees (note 2) ...................................................................                28,000
            Audit fees ......................................................................................                 9,525
            Legal fees ......................................................................................                 7,058
            Securities pricing fees .........................................................................                 2,998
            Shareholder administration fees (note 2) ........................................................                16,667
            Shareholder recordkeeping fees ..................................................................                12,000
            Shareholder servicing expenses ..................................................................                 6,806
            Registration and filing expenses ................................................................                12,602
            Printing expenses ...............................................................................                 8,570
            Trustee fees and meeting expenses ...............................................................                 4,537
            Other operating expenses ........................................................................                13,611
                                                                                                                        -----------

                  Total expenses ............................................................................             1,935,696
                                                                                                                        -----------

                  Less:
                       Expense reimbursements (note 5) ......................................................               (21,791)
                       Shareholder administration fees waived - Series C (note 2) ...........................                (2,083)
                       Shareholder administration fees waived - Series D (note 2) ...........................                (2,083)
                                                                                                                        -----------

                  Net expenses ..............................................................................             1,909,739
                                                                                                                        -----------

                       Net investment loss ..................................................................            (1,709,457)
                                                                                                                        -----------

REALIZED AND UNREALIZED GAIN ON INVESTMENTS

       Net realized gain from investment transactions ....................................................               57,146,359
       Decrease in unrealized appreciation on investments ................................................              (41,563,147)
                                                                                                                       ------------

            Net realized and unrealized gain on investments ..............................................               15,583,212
                                                                                                                       ------------

                  Net increase in net assets resulting from operations ...................................             $ 13,873,755
                                                                                                                       ============





See accompanying notes to financial statements


                                                     THE CHESAPEAKE GROWTH FUND

                                                 STATEMENTS OF CHANGES IN NET ASSETS

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                   Period ended         Year ended
                                                                                                    August 31,         February 29,
                                                                                                     2000 (b)              2000
------------------------------------------------------------------------------------------------------------------------------------

(DECREASE) INCREASE IN NET ASSETS
     Operations
          Net investment loss ......................................................               $ (1,709,457)       $ (2,553,415)
          Net realized gain from investment transactions ...........................                 57,146,359          74,143,440
          (Decrease) increase in unrealized appreciation on investments ............                (41,563,147)        143,056,554
                                                                                                   ------------        ------------
              Net increase in net assets resulting from operations .................                 13,873,755         214,646,579
                                                                                                   ------------        ------------
     Distributions to shareholders from
          Net realized gain from investment transactions ...........................                          0         (14,253,595)
                                                                                                   ------------        ------------
     Capital share transactions
          Decrease in net assets resulting from capital share transactions (a) .....                (49,961,463)         (9,336,094)
                                                                                                   ------------        ------------
                   Total (decrease) increase in net assets .........................                (36,087,708)        191,056,890
NET ASSETS
     Beginning of period ...........................................................                404,227,812         213,170,922
                                                                                                   ------------        ------------
     End of period .................................................................               $368,140,104        $404,227,812
                                                                                                   ============        ============



(a) A summary of capital share activity follows:
                                                      ------------------------------------------------------------------------------
                                                                    Period ended                             Year ended
                                                                 August 31, 2000 (b)                      February 29, 2000
                                                              Shares             Value                Shares              Value
                                                      ------------------------------------------------------------------------------
---------------------------------------
         Institutional Shares
---------------------------------------
Shares sold ...................................                 142,729        $  4,199,494             466,088        $ 10,224,819
Shares issued for reinvestment of distributions                       0                   0             185,999           3,965,509
Shares redeemed ...............................                (713,598)        (21,027,522)           (833,274)        (16,268,434)
                                                           ------------        ------------        ------------        ------------
     Net decrease .............................                (570,869)       $(16,828,028)           (181,187)       $ (2,078,106)
                                                           ============        ============        ============        ============
---------------------------------------
           Series A Shares
---------------------------------------
Shares sold ...................................                 336,018        $  8,959,087              45,720        $  1,042,915
Shares issued for reinvestment of distributions                       0                   0              57,159           1,197,474
Shares redeemed ...............................                 (73,535)         (2,243,154)           (655,988)        (12,362,303)
                                                           ------------        ------------        ------------        ------------
     Net increase (decrease) ..................                 262,483        $  6,715,933            (553,109)       $(10,121,914)
                                                           ============        ============        ============        ============
---------------------------------------
           Series C Shares
---------------------------------------
Shares sold ...................................                   3,202        $    111,301               6,563        $    113,580
Shares issued for reinvestment of distributions                       0                   0               7,682             150,104
Shares redeemed ...............................                 (68,159)         (1,683,456)           (125,773)         (2,408,595)
                                                           ------------        ------------        ------------        ------------
     Net decrease .............................                 (64,957)       $ (1,572,155)           (111,528)       $ (2,144,911)
                                                           ============        ============        ============        ============
---------------------------------------
           Series D Shares
---------------------------------------
Shares sold ...................................                   2,337        $     66,451               4,386        $     75,662
Shares issued for reinvestment of distributions                       0                   0              18,187             371,374
Shares redeemed ...............................                (313,584)         (8,343,664)           (213,709)         (3,787,932)
                                                           ------------        ------------        ------------        ------------
     Net  decrease ............................                (311,247)       $ (8,277,213)           (191,136)       $ (3,340,896)
                                                           ============        ============        ============        ============
---------------------------------------
      Super-Institutional Shares
---------------------------------------
Shares sold ...................................                       0        $          0                   0        $          0
Shares issued for reinvestment of distributions                       0                   0             389,265           8,349,733
Shares redeemed ...............................              (1,034,483)        (30,000,000)                  0                   0
                                                           ------------        ------------        ------------        ------------
     Net (decrease) increase ..................              (1,034,483)       $(30,000,000)            389,265        $  8,349,733
                                                           ============        ============        ============        ============
---------------------------------------
             Fund Summary
---------------------------------------
Shares sold ...................................                 484,286        $ 13,336,333             522,757        $ 11,456,976
Shares issued for reinvestment of distributions                       0                   0             658,292          14,034,194
Shares redeemed ...............................              (2,203,359)        (63,297,796)         (1,828,744)        (34,827,264)
                                                           ------------        ------------        ------------        ------------
     Net decrease .............................              (1,719,073)       $(49,961,463)           (647,695)       $ (9,336,094)
                                                           ============        ============        ============        ============

(b)  Unaudited.

See accompanying notes to financial statements


                                                     THE CHESAPEAKE GROWTH FUND

                                                        FINANCIAL HIGHLIGHTS

                                           (For a Share Outstanding Throughout the Period)


                                                        Institutional Shares




------------------------------------------------------------------------------------------------------------------------------------
                                                        Period ended     Year ended      Year ended      Year ended      Year ended
                                                         August 31,     February 29,    February 28,    February 28,    February 28,
                                                          2000 (d)          2000            1999            1998            1997
------------------------------------------------------------------------------------------------------------------------------------

Net asset value, beginning of period ...............        $33.08          $16.60          $17.86          $16.26          $14.45

     Income (loss) from investment operations
       Net investment loss .........................         (0.17)          (0.21)          (0.17)          (0.15)         (0.13)
       Net realized and unrealized gain (loss)
         on investments ............................          2.12           17.92           (0.63)           4.22            1.94
                                                          --------        --------        --------        --------        --------

         Total from investment operations ..........          1.95           17.71           (0.80)           4.07            1.81
                                                          --------        --------        --------        --------        --------

     Distributions to shareholders from
       Tax return of capital .......................          0.00            0.00            0.00           (0.53)           0.00
       Distribution in excess of net realized gains           0.00            0.00           (0.03)           0.00            0.00
       Net realized gain from investment transactions        (0.00)          (1.23)          (0.43)          (1.94)           0.00
                                                          --------        --------        --------        --------        --------

         Total distributions .......................          0.00           (1.23)          (0.46)          (2.47)           0.00
                                                          --------        --------        --------        --------        --------

Net asset value, end of period .....................        $35.03          $33.08          $16.60          $17.86          $16.26
                                                          ========        ========        ========        ========        ========

Total return (a) ...................................          5.83 %(b)     110.91 %         (4.51)%         25.25 %         12.53 %
                                                          ========        ========        ========        ========        ========

Ratios/supplemental data
     Net assets, end of period (000's) .............      $107,508        $120,416        $ 63,426        $ 92,858        $ 77,858
                                                          ========        ========        ========        ========        ========

     Ratio of expenses to average net assets
       Before expense reimbursements and waived fees          1.16 %(c)       1.21 %          1.22 %          1.19 %          1.23 %
       After expense reimbursements and waived fees           1.15 %(c)       1.17 %          1.15 %          1.16 %          1.22 %

     Ratio of net investment loss to average net assets
       Before expense reimbursements and waived fees         (1.04)%(c)      (1.03)%         (0.87)%         (0.90)%         (0.85)%
       After expense reimbursements and waived fees          (1.03)%(c)      (1.00)%         (0.80)%         (0.88)%         (0.84)%

     Portfolio turnover rate .......................         58.08 %        165.92 %        121.48 %        105.60 %        126.44 %



(a)  Total return does not reflect payment of a sales charge.
(b)  Aggregate return.  Not annualized.
(c)  Annualized.
(d)  Unaudited.


See accompanying notes to financial statements                                                                           (Continued)


                                                     THE CHESAPEAKE GROWTH FUND

                                                        FINANCIAL HIGHLIGHTS

                                           (For a Share Outstanding Throughout the Period)


                                                      Series A Investor Shares




------------------------------------------------------------------------------------------------------------------------------------
                                                        Period ended     Year ended      Year ended      Year ended      Year ended
                                                         August 31,     February 29,    February 28,    February 28,    February 28,
                                                          2000 (d)          2000            1999            1998            1997
------------------------------------------------------------------------------------------------------------------------------------

Net asset value, beginning of period ................       $32.47          $16.37          $17.69          $16.18          $14.42

     Income (loss) from investment operations
        Net investment income loss ..................        (0.19)          (0.33)          (0.24)          (0.21)          (0.18)
        Net realized and unrealized gain (loss)
            on investments ..........................         2.05           17.66           (0.62)           4.19            1.94
                                                          --------        --------        --------        --------        --------

            Total from investment operations ........         1.86           17.33           (0.86)           3.98            1.76
                                                          --------        --------        --------        --------        --------

     Distributions to shareholders from
        Tax return of capital .......................         0.00            0.00            0.00           (0.53)           0.00
        Distribution in excess of net realized gains          0.00            0.00           (0.03)           0.00            0.00
        Net realized gain from investment transactions       (0.00)          (1.23)          (0.43)          (1.94)           0.00
                                                          --------        --------        --------        --------        --------

            Total distributions .....................        (0.00)          (1.23)          (0.46)          (2.47)           0.00
                                                          --------        --------        --------        --------        --------

Net asset value, end of period ......................       $34.33          $32.47          $16.37          $17.69          $16.18
                                                          ========        ========        ========        ========        ========

Total return (a) ....................................         5.63 %(b)     110.07 %         (4.83)%         24.80 %         12.21 %
                                                          ========        ========        ========        ========        ========

Ratios/supplemental data
     Net assets, end of period (000's) ..............     $ 44,108        $ 33,200        $ 25,797        $ 40,924        $ 39,376
                                                          ========        ========        ========        ========        ========

     Ratio of expenses to average net assets
        Before expense reimbursements and waived fees         1.50 %(c)       1.59 %          1.60 %          1.55 %          1.54 %
        After expense reimbursements and waived fees          1.49 %(c)       1.56 %          1.53 %          1.52 %          1.53 %

     Ratio of net investment loss to average net assets
        Before expense reimbursements and waived fees        (1.37)%(c)      (1.41)%         (1.26)%         (1.27)%         (1.16)%
        After expense reimbursements and waived fees         (1.36)%(c)      (1.38)%         (1.18)%         (1.24)%         (1.15)%

     Portfolio turnover rate ........................        58.08 %        165.92 %        121.48 %        105.60 %        126.44 %



(a)  Total return does not reflect payment of a sales charge.
(b)  Aggregate return.  Not annualized.
(c)  Annualized.
(d)  Unaudited.


See accompanying notes to financial statements                                                                           (Continued)


                                                     THE CHESAPEAKE GROWTH FUND

                                                        FINANCIAL HIGHLIGHTS

                                           (For a Share Outstanding Throughout the Period)


                                                      Series C Investor Shares




------------------------------------------------------------------------------------------------------------------------------------
                                                        Period ended     Year ended      Year ended      Year ended      Year ended
                                                         August 31,     February 29,    February 28,    February 28,    February 28,
                                                          2000 (d)          2000            1999            1998            1997
------------------------------------------------------------------------------------------------------------------------------------

Net asset value, beginning of period ................       $30.06          $15.52          $17.12          $15.97          $14.34

     (Loss) income from investment operations
        Net investment income loss ..................        (0.16)          (1.14)          (0.60)          (0.52)          (0.29)
        Net realized and unrealized (loss) gain
            on investments ..........................        (5.46)          16.91           (0.54)           4.14            1.92
                                                          --------        --------        --------        --------        --------

            Total from investment operations ........        (5.62)          15.77           (1.14)           3.62            1.63
                                                          --------        --------        --------        --------        --------

     Distributions to shareholders from
        Liquidation of shares (See note 1) ..........       (24.44)           0.00            0.00            0.00            0.00
        Tax return of capital .......................         0.00            0.00            0.00           (0.53)           0.00
        Distribution in excess of net realized gains          0.00            0.00           (0.03)           0.00            0.00
        Net realized gain from investment transactions       (0.00)          (1.23)          (0.43)          (1.94)           0.00
                                                          --------        --------        --------        --------        --------

            Total distributions .....................       (24.44)          (1.23)          (0.46)          (2.47)           0.00
                                                          --------        --------        --------        --------        --------

Net asset value, end of period ......................        $0.00          $30.06          $15.52          $17.12          $15.97
                                                          ========        ========        ========        ========        ========

Total return (a) ....................................       (18.80)%(b)     106.03 %         (6.68)%         22.95 %         11.30 %
                                                          ========        ========        ========        ========        ========

Ratios/supplemental data
     Net assets, end of period (000's) ..............     $      0        $  1,952        $  2,740        $  4,541        $  9,192
                                                          ========        ========        ========        ========        ========

     Ratio of expenses to average net assets
        Before expense reimbursements and waived fees         4.45 %(c)       4.02 %          3.90 %          3.11 %          2.34 %
        After expense reimbursements and waived fees          3.74 %(c)       3.43 %          3.45 %          3.05 %          2.33 %

     Ratio of net investment loss to average net assets
        Before expense reimbursements and waived fees        (4.38)%(c)      (3.83)%         (3.55)%         (2.84)%         (1.97)%
        After expense reimbursements and waived fees         (3.67)%(c)      (3.25)%         (3.11)%         (2.78)%         (1.96)%

     Portfolio turnover rate ........................        58.08 %        165.92 %        121.48 %        105.60 %        126.44 %


(a)  Total return does not reflect payment of a sales charge.
(b)  Aggregate return.  Not annualized.
(c)  Annualized.
(d)  Unaudited.


See accompanying notes to financial statements                                                                           (Continued)


                                                     THE CHESAPEAKE GROWTH FUND

                                                        FINANCIAL HIGHLIGHTS

                                           (For a Share Outstanding Throughout the Period)


                                                      Series D Investor Shares




------------------------------------------------------------------------------------------------------------------------------------
                                                        Period ended     Year ended      Year ended      Year ended      Year ended
                                                         August 31,     February 29,    February 28,    February 28,    February 28,
                                                          2000 (d)          2000            1999            1998            1997
------------------------------------------------------------------------------------------------------------------------------------

Net asset value, beginning of period ................       $31.59          $16.04          $17.45          $16.09          $14.41

     (Loss) income from investment operations
        Net investment income loss ..................        (0.10)          (0.44)          (0.34)          (0.32)          (0.29)
        Net realized and unrealized (loss) gain
            on investments ..........................        (5.75)          17.22           (0.61)           4.15            1.97
                                                          --------        --------        --------        --------        --------

            Total from investment operations ........        (5.85)          16.78           (0.95)           3.83            1.68
                                                          --------        --------        --------        --------        --------

     Distributions to shareholders from
        Liquidation of shares (See note 1) ..........       (25.74)           0.00            0.00            0.00            0.00
        Tax return of capital .......................         0.00            0.00            0.00           (0.53)           0.00
        Distribution in excess of net realized gains          0.00            0.00           (0.03)           0.00            0.00
        Net realized gain from investment transactions       (0.00)          (1.23)          (0.43)          (1.94)           0.00
                                                          --------        --------        --------        --------        --------

            Total distributions .....................       (25.74)          (1.23)          (0.46)          (2.47)           0.00
                                                          --------        --------        --------        --------        --------

Net asset value, end of period ......................        $0.00          $31.59          $16.04          $17.45          $16.09
                                                          ========        ========        ========        ========        ========

Total return (a) ....................................       (18.60)%(b)     108.89 %         (5.41)%         24.06 %         11.59 %
                                                          ========        ========        ========        ========        ========

Ratios/supplemental data
     Net assets, end of period (000's) ..............     $      0        $  9,832        $  8,060        $ 11,448         $10,774
                                                          ========        ========        ========        ========        ========

     Ratio of expenses to average net assets
        Before expense reimbursements and waived fees         2.21 %(c)       2.33 %          2.34 %          2.22 %          2.02 %
        After expense reimbursements and waived fees          2.04 %(c)       2.12 %          2.14 %          2.18 %          2.01 %

     Ratio of net investment loss to average net assets
        Before expense reimbursements and waived fees        (2.14)%(c)      (2.15)%         (2.00)%         (1.94)%         (1.64)%
        After expense reimbursements and waived fees         (1.98)%(c)      (1.94)%         (1.79)%         (1.89)%         (1.63)%

     Portfolio turnover rate ........................        58.08 %        165.92 %        121.48 %        105.60 %        126.44 %


(a)  Total return does not reflect payment of a sales charge.
(b)  Aggregate return.  Not annualized.
(c)  Annualized.
(d)  Unaudited.


See accompanying notes to financial statements                                                                           (Continued)


                                                     THE CHESAPEAKE GROWTH FUND

                                                        FINANCIAL HIGHLIGHTS

                                           (For a Share Outstanding Throughout the Period)


                                                     Super-Institutional Shares

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                         For the
                                                                                                                       period from
                                                                                                                      June 12, 1996
                                                                                                                    (commencement of
                                                     Period ended     Year ended      Year ended      Year ended     operations to
                                                      August 31,     February 29,    February 28,    February 28,     February 28,
                                                       2000 (d)          2000            1999            1998             1997
------------------------------------------------------------------------------------------------------------------------------------

Net asset value, beginning of period ...............     $33.30          $16.68          $17.92$         $16.29          $15.53

     Income (loss) from investment operations
       Net investment loss .........................      (0.15)          (0.18)          (0.11)          (0.12)          (0.07)
       Net realized and unrealized gain (loss)
         on investments ............................       2.13           18.03           (0.67)           4.22            0.83
                                                       --------        --------        --------        --------        --------

         Total from investment operations ..........       1.98           17.85           (0.78)           4.10            0.76
                                                       --------        --------        --------        --------        --------

     Distributions to shareholders from
       Tax return of capital .......................       0.00            0.00            0.00           (0.53)           0.00
       Distribution in excess of net realized gains        0.00            0.00           (0.03)           0.00            0.00
       Net realized gain from investment transactions      0.00           (1.23)          (0.43)          (1.94)           0.00
                                                       --------        --------        --------        --------        --------

         Total distributions .......................       0.00           (1.23)          (0.46)          (2.47)           0.00
                                                       --------        --------        --------        --------        --------

Net asset value, end of period .....................     $35.28          $33.30          $16.68          $17.92          $16.29
                                                       ========        ========        ========        ========        ========

Total return (a) ...................................       5.88 %(b)     111.10 %         (4.32)%         25.40 %          4.89 %(b)
                                                       ========        ========        ========        ========        ========

Ratios/supplemental data
     Net assets, end of period (000's) .............   $216,524        $238,827        $113,148        $118,246        $ 94,340
                                                       ========        ========        ========        ========        ========

     Ratio of expenses to average net assets
       Before expense reimbursements and waived fees       1.05 %(c)       1.08 %          1.05 %          1.06 %          1.08 %(c)
       After expense reimbursements and waived fees        1.04 %(c)       1.04 %          0.99 %          1.04 %          1.04 %(c)

     Ratio of net investment loss to average net assets
       Before expense reimbursements and waived fees      (0.94)%(c)      (0.91)%         (0.71)%         (0.77)%         (0.75)%(c)
       After expense reimbursements and waived fees       (0.92)%(c)      (0.87)%         (0.64)%         (0.75)%         (0.72)%(c)

     Portfolio turnover rate ........................     58.08 %        165.92 %        121.48 %        105.60 %        126.44 %



(a)  Total return does not reflect payment of a sales charge.
(b)  Aggregate return.  Not annualized.
(c)  Annualized.
(d)  Unaudited.


See accompanying notes to financial statements


                           THE CHESAPEAKE GROWTH FUND

                          NOTES TO FINANCIAL STATEMENTS

                                 August 31, 2000
                                   (Unaudited)


NOTE 1 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES AND OTHER INFORMATION

         The Chesapeake Growth Fund (the "Fund"), formerly known as The Chesapeake Fund prior to November 1, 1997, is a diversified series of shares of beneficial interest of the Gardner Lewis Investment Trust (the "Trust"). The Trust, an open-end investment company, was organized on August 12, 1992 as a Massachusetts Business Trust and is registered under the Investment Company Act of 1940, (the "Act") as amended. The investment objective of the Fund is to seek capital appreciation through investments in equity securities of medium and large capitalization companies, consisting primarily of common and preferred stocks and securities convertible into common stocks. Prior to April 26, 2000, the Fund offered five classes of shares - Super-Institutional, Institutional, Investor Series A, Investor Series C, and Investor Series D. On that date, Investor Series C and Investor Series D shares were liquidated. The Institutional Shares and Super-Institutional Shares are offered to institutional investors without a sales charge and bear no distribution and service fees. The Investor Shares are offered with a sales charge (except for Series C Shares) at different levels and bear distribution fees at different levels.

         Each class of shares has equal rights as to assets of the Fund, and the classes are identical except for differences in their sales charge structures, ongoing distribution and service fees, and various expenses that can be attributed to specific class activity. Income, expenses (other than distribution and service fees, which are attributable to each class of Investor Shares based upon a set percentage of its net assets, and other expenses which can be traced to specific class activity), and realized and unrealized gains or losses on investments are allocated to each class of shares based upon its relative net assets. All classes have equal voting privileges since the Trust shareholders vote in the aggregate, not by fund or class, except where otherwise required by law or when the Board of Trustees determines that the matter to be voted on affects only the interests of a particular fund or class. The following is a summary of significant accounting policies followed by the Fund.

         A. Security Valuation - The Fund's investments in securities are carried at value. Securities listed on an exchange or quoted on a national market system are valued at the last quoted sales price as of 4:00 p.m. New York time on the day of valuation. Other securities traded in the over-the-counter market and listed securities for which no sale was reported on that date are valued at the most recent bid price. Securities for which market quotations are not readily available, if any, are valued by using an independent pricing service or by following procedures approved by the Board of Trustees. Short-term investments are valued at cost which approximates value.

         B. Federal Income Taxes - No provision has been made for federal income taxes since substantially all taxable income has been distributed to shareholders. It is the policy of the Fund to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to make sufficient distributions of taxable income to relieve it from all federal income taxes.

              Net investment income (loss) and net realized gains (losses) may differ for financial statement and income tax purposes primarily because of losses incurred subsequent to October 31, which are deferred for income tax purposes. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains were recorded by the Fund.

              Distributions which exceed net investment income and net realized gains for financial reporting purposes but not for tax purposes, if any, are shown as distributions in excess of net investment income and net realized gains in the accompanying statements.

                                                                     (Continued)

                           THE CHESAPEAKE GROWTH FUND

                          NOTES TO FINANCIAL STATEMENTS

                                 August 31, 2000
                                   (Unaudited)


         C. Investment Transactions - Investment transactions are recorded on the trade date. Realized gains and losses are determined using the specific identification cost method. Interest income is recorded daily on an accrual basis. Dividend income is recorded on the ex-dividend date.

         D. Distributions to Shareholders - The Fund may declare dividends annually, generally payable on a date selected by the Trust's
              Trustees. Distributions to shareholders are recorded on the ex-dividend date. In addition, distributions may be made annually in November out of net realized gains through October 31 of that year. The Fund may make a supplemental distribution subsequent to the end of its fiscal year.

         E. Use of Estimates - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts of assets, liabilities, expenses and revenues reported in the financial statements. Actual results could differ from those estimates.


NOTE 2 - INVESTMENT ADVISORY FEE AND OTHER RELATED PARTY TRANSACTIONS

         Pursuant to an investment advisory agreement, Gardner Lewis Asset Management (the "Advisor") provides the Fund with a continuous program of supervision of the Fund's assets, including the composition of its portfolio, and furnishes advice and recommendations with respect to investments, investment policies, and the purchase and sale of securities. As compensation for its services, the Advisor receives a fee at the annual rate of 1.00% of the Fund's average daily net assets.

         The Fund's administrator, The Nottingham Company, (the "Administrator"), provides administrative services to and is generally responsible for the overall management and day-to-day operations of the Fund pursuant to a fund accounting and compliance agreement with the Trust. As compensation for its services, the Administrator receives a fee at the annual rate of 0.075% of the average daily net assets for the Institutional Shares and for Series A, and had received a fee through the date of liquidation of Series C and Series D Investor Shares and receives a fee at the annual rate of 0.015% of the average daily net assets for the Super-institutional Shares. The Administrator also receives a monthly fee of $1,750 for the Institutional Shares and for Series A, and had received a fee through the date of liquidation of Series C and Series D Investor Shares for accounting and recordkeeping services. The contract with the Administrator provides that the aggregate fees for the aforementioned administration, accounting and recordkeeping services shall not be less than $3,000 per month. The
         Administrator receives a fee of $12,500 per year for shareholder administration costs for the Institutional Shares and for Series A, and had received a fee through the date of liquidation of Series C and Series D Investor shares. The Administrator also charges the Fund for certain expenses involved with the daily valuation of portfolio securities. For the period ended August 31, 2000, the Administrator has waived a portion of its fee related to shareholder administration costs for Series C and Series D Investor shares.

         NC Shareholder Services, LLC (the "Transfer Agent") has been retained by the Administrator to serve as the Fund's transfer, dividend paying, and shareholder servicing agent. The Transfer Agent maintains the records of each shareholder's account, answers shareholder inquiries concerning accounts, processes purchases and redemptions of Fund shares, acts as dividend and distribution disbursing agent, and performs other shareholder servicing functions.



                                                                     (Continued)

                           THE CHESAPEAKE GROWTH FUND

                          NOTES TO FINANCIAL STATEMENTS

                                 August 31, 2000
                                   (Unaudited)


         Capital Investment Group, Inc. (the "Distributor") serves as the Fund's principal underwriter and distributor. The Distributor receives any sales charges imposed on purchases of shares and re-allocates a portion of such charges to dealers through whom the sale was made. For the period ended August 31, 2000, the Distributor retained sales charges in the amount of $248.

         Certain Trustees and officers of the Trust are also officers or directors of the Advisor or the Administrator.


NOTE 3 - DISTRIBUTION AND SERVICE FEES

         The Board of Trustees, including a majority of the Trustees who are not "interested persons" of the Trust as defined in the Act, adopted a distribution plan with respect to all Investor Shares pursuant to Rule 12b-1 of the Act (the "Plan"). Rule 12b-1 regulates the manner in which a regulated investment company may assume costs of distributing and promoting the sales of its shares and servicing of its shareholder accounts.

         The Plan provides that the Fund may incur certain costs, which may not exceed 0.25%, 0.75% and 0.50% per annum of the average daily net assets of Series A, Series C and Series D Investor Shares, respectively, for each year elapsed subsequent to adoption of the Plan, for payment to the Distributor and others for items such as advertising expenses, selling expenses, commissions, travel or other expenses reasonably intended to result in sales of Investor Shares of the Fund or support servicing of shareholder accounts.

         The Fund incurred $45,151, $2,229 and $6,528, net of waived fees, in distribution and service fees under the Plan with respect to Series A, Series C and Series D Investor Shares, respectively, for the period ended August 31, 2000.


NOTE 4 - PURCHASES AND SALES OF INVESTMENTS

         Purchases and sales of investments other than short-term investments aggregated $196,842,491 and $246,621,740, respectively, for the period ended August 31, 2000.


NOTE 5 - EXPENSE REDUCTIONS

         The Advisor has transacted certain portfolio trades with brokers who paid a portion of the Fund's expenses. For the period ended August 31, 2000, the Fund's expenses were reduced by $21,791 under this arrangement.

________________________________________________________________________________


                           THE CHESAPEAKE GROWTH FUND

________________________________________________________________________________

                 a series of the Gardner Lewis Investment Trust



























                 This Report has been prepared for shareholders
                and may be distributed to others only if preceded
                     or accompanied by a current prospectus.

________________________________________________________________________________


                         THE CHESAPEAKE CORE GROWTH FUND

________________________________________________________________________________

                 a series of the Gardner Lewis Investment Trust






                             Semi-Annual Report 2000


                         FOR THE PERIOD ENDED AUGUST 31




                               INVESTMENT ADVISOR
                         Gardner Lewis Asset Management
                        285 Wilmington-West Chester Pike
                         Chadds Ford, Pennsylvania 19317


                         THE CHESAPEAKE CORE GROWTH FUND
                           107 North Washington Street
                             Post Office Drawer 4365
                     Rocky Mount, North Carolina 27803-0365
                                 1-800-430-3863


This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus. Mutual fund shares are not deposits or obligations of, or guaranteed by, any depository institution. Shares are not insured by the FDIC, Federal Reserve Board or any other agency, and are subject to investment risks, including possible loss of principal amount invested. Neither the fund nor the fund's distributor is a bank.

For more information about The Chesapeake Core Growth Fund, including charges and expenses, call the fund for a free prospectus. You should read the prospectus carefully before you invest or send money.

[Letterhead]
                     _____________________________________

                              THE CHESAPEAKE FUNDS
                     _____________________________________


                                                     October 2, 2000


Dear Shareholder:

         The Chesapeake Core Growth Fund closes the third quarter with a year-to-date gain of 24.9%. This gain compares to a loss of 1.4% for the S&P 500 and comes on the back of a 6.5% gain in the third quarter. As a result of our concentration on fundamentals, avoidance of speculative excess, and focus on companies without heavy sensitivity to things like interest rates and energy pricing, our portfolio has benefited in a year that has been difficult for many investors.

         Although the market continues to be volatile, its volatility has dissipated when compared to the spring. And despite the pain this volatility has caused, it is in fact a healthy thing. The market is simply undergoing a systematic cleansing, purging the excesses left within it. The result should be the realignment of companies' stock prices in the context of reasonable prospects for them. This cleansing began with the internet related space and has now worked its way through much of the market.

         Most importantly, most companies with negative cash flow and little hope of near term profitability have now been all but abandoned by investors. Prior darlings are on the ropes both financially and in the eyes of Wall Street. Examples of these abound. TheGlobe, one of the hottest IPO's in history, now trades at $0.25 per share, down from $40. Priceline now trades at $12, down from $160, emphasizing the fact that ultimately a company's stock price reflects its underlying business. Despite this, investors have not changed their attitudes about the opportunities that continue to develop as a result of the tremendous changes occurring in the global economy.

         Although it sometimes becomes overly enthusiastic, the investing community does not become enamored without reason. Opportunities relating to the internet, telecom, and technology are just as strong today as they were before investors got carried away with their enthusiasm for companies that might have participated in them. Thus, it is not the opportunity that has changed, but investors' willingness to extrapolate unrealistic rates of growth. The bottom line is that expectations were too high and progress toward earnings too slow. Therefore, the capital needed to execute many companies' strategies dried up and as a result large numbers of them will perish, unable to construct the rest of the bridge necessary to bring them profit. In their place will be those companies whose approach has been more measured, those more soundly footed, those with the capital, knowledge, and ability to execute.

         Similar cycles of enthusiasm have occurred throughout modern economic history. The advent of the steam locomotive in the 19th century created a rush of investment that capitalized hundreds of marginal railroads that eventually failed or were consolidated into their stronger competitors. Likewise, the telephone spawned hundreds of publicly traded telephone companies, almost all of which failed or were overtaken. Then, just as now, investors recognized profound changes that would drive the economy in ways never before possible. Their enthusiasm eventually overtook reason, some good capital chased poor business plans, but eventually rational thinking returned. Most importantly though, the economy sailed through these sentiment changes virtually untouched, and investors were able to re-focus on those enterprises benefiting most directly from the newfound productivity and its resultant prosperity.

         Imagine a decades old telecom emerging the victor in the bandwidth war, or an old-line retailer the victor in e-tailing. We sure can, as we can those working in conjunction with them. Companies like these now have the opportunity to capitalize on the misfortune of others before them, who may have had the right idea but an inability to see it to fruition.

         Wall Street represents human nature. It has an ability to fixate as well as carry to extreme. Prior to the spring of this year the sky was the limit for a promising company's stock price. But from spring until early summer interest rates cast a shadow over the market, dampening investors' excitement and in turn becoming almost all that was talked about. In fact, at that time, most investors could have told you when the Fed would next meet. This, as we discussed in our last letter, signaled that concerns regarding rates were already factored into stock prices. With the focus now having changed, the likelihood today is that an amazing number of investors have no idea that the Fed meets on October 3rd. Why? Because the fixation is different. It has gone from interest rates to the economic impact of higher energy prices and a much lower Euro/Dollar exchange.

         Ironically, because of the status of energy prices and the Euro, the market is now more focused on the potential need for a rate cut than a hike, and the word stagflation has entered the mix. As a result, governments have intervened to support the Euro and a concerted effort is taking place to lower energy prices. In other words, these issues have taken center stage. Therefore, our position on them is the same as was our position on rates this summer. These cards are on the table! Thus, investors have already been discounting these factors into stock prices, and in many cases this discounting has gone too far.

         In the last several weeks it has not only been difficult for stocks to rise, but also there has been significant selling pressure on many we think unaffected by current macro issues. However, coming earnings periods should start to create distinction. As to the economy as a whole, we are less concerned that energy and Euro related issues will become far more problematic, but if they do, our portfolio, as always, is constructed to minimize any macroeconomic impact on our companies' earnings.

         The slowing of the market's rate of rise is a good thing. So too is investors' renewed scrutiny of fundamentals and valuation. A more normalized environment is a longer lasting one in which stock prices react to information more rationally. It is one where research typically pays off and one we should now be that much closer to.

         In one final note, we would like to welcome Brian Konigsberg and Tom Wilcox to our research staff and Kristine Woodruff to administration. Have a pleasant holiday season!

                                                     Sincerely,

                                                     /s/ W. Whitfield Gardner

                                                     W. Whitfield Gardner

                _______________________________________________

                        THE CHESAPEAKE CORE GROWTH FUND
                _______________________________________________


                               September 30, 2000

Investment Strategy
--------------------------------------------------------------------------------

The Chesapeake Core Growth Fund seeks capital appreciation through investments in large capitalization growth equities. The cornerstone of the fund's intensive in-house fundamental analysis is constant contact with the management, customers, competitors, and suppliers of both current and potential investments.


Investment Guidelines
--------------------------------------------------------------------------------

The Fund seeks companies that:

o are experiencing a rapid growth rate - companies in our portfolio are forecasted to grow their profits in excess of 15% annually;
o  are selling at a stock price not yet fully reflective of their growth rate;
o are undergoing a positive change created by new products, managements, distribution strategies or manufacturing technologies;
o  have a strong balance sheet;
o  are less susceptible to macroeconomic change.


The Largest Industry Groups
--------------------------------------------------------------------------------

Computer Software                    6.9%
Computers & Peripherals              8.5%
Consumer Products & Services         3.2%
Electronics/Instruments              3.4%
Energy Services                     11.2%
Financial Services                  10.7%
Networking                           3.9%
Pharmaceuticals                     10.0%
Semiconductors & Related             7.9%
Telecommunications                  16.9%
All Others                          17.5%


About The Investment Advisor
--------------------------------------------------------------------------------

Gardner Lewis Asset management serves as investment advisor to the Chesapeake Family of Funds. Overall, through the funds and separately managed accounts, Gardner Lewis invests approximately $4 billion in growth equities for both institutions and individuals including some of the top foundations, endowments, and pension plans in the U.S. Gardner Lewis was founded in 1990 and employs a staff of 34. The research team is comprised of 17.

Ten Largest Holdings
--------------------------------------------------------------------------------

1.  EMC Corporation                    6.4%
2.  Ciena Corp                         3.4%
3.  Starwood Hotels & Resorts          3.2%
4.  BEA Systems, Inc.                  2.8%
5.  Enron Corporation                  2.8%
6.  AES Corporation                    2.8%
7.  Boeing Co.                         2.8%
8.  Citigroup, Inc.                    2.6%
9.  Amgen                              2.6%
10. Alza Corp.                         2.6%


Portfolio Characteristics
--------------------------------------------------------------------------------

Number of Companies                      50
5 Yr. Historical Earnings Growth        16%
Earnings Growth - net year              26%
P/E Ratio - next year                    22
  (Gardner Lewis earnings estimates)


Performance Summary
--------------------------------------------------------------------------------
                                                                 Annualized
--------------------------------------------------------------------------------
                                  Quarter                          Since
                                    End            1 Year        Inception
--------------------------------------------------------------------------------
  The Chesapeake
Core Growth Fund                    6.5%            70.0%          32.6%
--------------------------------------------------------------------------------

The inception date of the Fund was September 29, 1997. The performance quoted represents past performance and is not a guarantee of future results. Share price and investment return will vary, so you may have a gain or loss when you sell shares.


For more complete information regarding The Fund including charges and expenses, obtain a prospectus by calling the Fund directly at (800)430-3863 or Gardner Lewis Asset Management, the Investment Advisor at (610)558-2800.

               Must be accompanied or preceeded by a propsectus.
                  Capital Investment Group, Inc., Distributor
                           Raleigh, NC (800)525-3863


                                            ___________________________________________

                                                  THE CHESAPEAKE CORE GROWTH FUND
                                            ___________________________________________



                                                      PORTFOLIO OF INVESTMENTS
                                                            (unaudited)
                                                         September 30, 2000



--------------------------------------------------------------     ---------------------------------------------------------
  Quantity       Security                        Market Value      Quantity         Security                   Market Value
==============================================================     =========================================================
      11,600 ADC Telecommunications, Inc.             311,931             4,250 Intel Corp.                         176,641
       7,200 AES Corporation                          493,200             1,800 JDS Uniphase, Inc.                  170,437
       9,500 AT&T                                     279,062            10,300 Jones Apparel Group, Inc.           272,950
      17,300 Albertson's Inc.                         363,300             6,000 KLA-Tencor Corp.                    247,125
       5,300 Alza Corp.                               458,450             2,500 Lehman Bros Holdings                369,375
       6,600 Amgen                                    460,866             9,100 Motorola, Inc.                      257,075
       3,300 Applied Materials                        195,731             7,400 Nabors Industries, Inc.             387,760
       6,450 BEA Systems, Inc.                        502,294             4,900 Novellus Systems, Inc.              228,156
       5,300 Banc One Corp.                           204,712             2,200 ONI Systems Corp.                   189,887
       5,165 BankAmerica Corp.                        270,517             9,900 Pfizer, Inc.                        444,881
       7,400 Boeing Co.                               466,200             7,232 Pharmacia Corp.                     435,276
       9,800 Boston Scientific Corp.                  161,087             5,800 Phillips Petro.                     363,950
       3,500 CVS Corporation                          162,094             4,100 Power-One, Inc.                     248,114
       5,700 Chase Manhattan Bank                     263,269             1,100 SDL, Inc.                           340,244
       5,000 Ciena Corp.                              614,062             2,600 SPX Corp.                           369,037
       6,000 Cisco Systems                            331,500             3,400 Siebel Systems                      378,462
       8,467 Citigroup Inc.                           457,728             7,850 Solectron Corporation               362,081
       9,600 Clorox Company                           379,800            18,400 Starwood Hotels & Resorts           575,000
       1,100 Corning, Inc.                            326,700             3,280 Sun Microsystems, Inc.              382,940
      11,580 EMC Corporation                        1,147,867             1,700 Sycamore Networks, Inc.             183,600
       5,700 Enron Corporation                        499,462             7,400 Tyco Industries, Inc.               383,875
       3,300 Extreme Networks, Inc.                   377,850             8,200 Verizon Communications              397,187
      10,400 HCA - The Healthcare Company             386,100             6,350 Weatherford International, Inc      273,050
      12,200 Heller Financial                         348,462             7,722 Worldcom Inc.                       234,556
       6,600 Infineon Technologies ADS                313,500             1,950 i2 Technologies, Inc.               364,772

                                                                                TOTAL EQUITY                     17,812,180

                                                                                CASH EQUIVALENT                     202,099

                                                                                TOTAL ASSETS                     18,014,279



                                                   THE CHESAPEAKE CORE GROWTH FUND

                                                      PORTFOLIO OF INVESTMENTS

                                                          August 31, 2000
                                                             (Unaudited)

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                            Value
                                                                                                      Shares               (note 1)
------------------------------------------------------------------------------------------------------------------------------------

COMMON STOCKS - 100.05%

      Aerospace & Defense - 2.15%
           The Boeing Company ......................................................                   7,400             $   396,825
                                                                                                                         -----------

      Apparel Manufacturing - 1.18%
      (a)  Jones Apparel Group, Inc. ...............................................                   8,900                 218,050
                                                                                                                         -----------

      Chemicals - 1.88%
           The Clorox Company ......................................................                   9,600                 347,400
                                                                                                                         -----------

      Computers - 8.39%
           EMC Corporation .........................................................                  11,580               1,134,840
      (a)  Sun Microsystems, Inc. ..................................................                   3,280                 416,355
                                                                                                                         -----------
                                                                                                                           1,551,195
                                                                                                                         -----------
      Computer Software & Services - 9.82%
      (a)  BEA Systems, Inc. .......................................................                   6,450                 439,003
           Computer Associates International, Inc. .................................                   5,100                 161,925
      (a)  Infineon Technologies AG - ADR ..........................................                   3,600                 237,375
      (a)  i2 Technologies, Inc. ...................................................                   1,950                 329,916
      (a)  Oracle Corporation ......................................................                   3,450                 313,734
      (a)  Siebel Systems, Inc. ....................................................                   1,700                 334,900
                                                                                                                         -----------
                                                                                                                           1,816,853
                                                                                                                         -----------
      Electrical Equipment - 1.11%
      (a)  Power-One, Inc. .........................................................                   1,300                 205,969
                                                                                                                         -----------

      Electronics - 2.73%
      (a)  KLA-Tencor Corporation ..................................................                   3,200                 210,000
      (a)  Solectron Corporation ...................................................                   6,500                 294,531
                                                                                                                         -----------
                                                                                                                             504,531
                                                                                                                         -----------
      Electronics - Semiconductor - 8.13%
      (a)  Applied Materials, Inc. .................................................                   3,300                 284,831
           Intel Corporation .......................................................                   3,400                 254,575
           Micron Technology .......................................................                   2,800                 229,075
      (a)  Novellus Systems, Inc. ..................................................                   4,200                 258,563
      (a)  SDL, Inc. ...............................................................                   1,200                 476,775
                                                                                                                         -----------
                                                                                                                           1,503,819
                                                                                                                         -----------
      Financial - Banks, Money Center - 6.90%
           Banc One Corporation ....................................................                   5,300                 186,825
           Bank of America Corporation .............................................                   5,165                 276,650
           Citigroup Inc. ..........................................................                   8,467                 494,771
           The Chase Manhattan Corporation .........................................                   5,700                 318,486
                                                                                                                         -----------
                                                                                                                           1,276,732
                                                                                                                         -----------


                                                                                                                         (Continued)

                                                   THE CHESAPEAKE CORE GROWTH FUND

                                                      PORTFOLIO OF INVESTMENTS

                                                          August 31, 2000
                                                             (Unaudited)

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                            Value
                                                                                                      Shares               (note 1)
------------------------------------------------------------------------------------------------------------------------------------

COMMON STOCKS - (Continued)

      Financial - Securities Broker - 2.04%
           Lehman Brothers Holdings, Inc. ..........................................                   2,600             $   376,838
                                                                                                                         -----------

      Hotels & Entertainment - 1.94%
           Starwood Hotels & Resorts Worldwide, Inc. ...............................                  11,200                 358,400
                                                                                                                         -----------

      Insurance - Multiline - 2.55%
           CIGNA Corporation .......................................................                   4,850                 471,662
                                                                                                                         -----------

      Medical - Biotechnology - 2.70%
      (a)  Amgen, Inc. .............................................................                   6,600                 500,363
                                                                                                                         -----------

      Medical - Hospital Management & Service - 1.94%
           Columbia/HCA Healthcare Corporation .....................................                  10,400                 358,800
                                                                                                                         -----------

      Medical - Supplies - 1.00%
      (a)  Boston Scientific Corporation ...........................................                   9,800                 185,588
                                                                                                                         -----------

      Miscellaneous - Manufacturing - 2.28%
           Tyco International Ltd. .................................................                   7,400                 421,800
                                                                                                                         -----------

      Oil & Gas - Domestic - 4.57%
           Enron Corp. .............................................................                   5,700                 483,787
           The Williams Companies, Inc. ............................................                   7,850                 361,591
                                                                                                                         -----------
                                                                                                                             845,378
                                                                                                                         -----------
      Oil & Gas - Equipment & Services - 3.11%
      (a)  Nabors Industries, Inc. .................................................                   7,400                 351,963
      (a)  Weatherford International, Inc. .........................................                   4,750                 222,953
                                                                                                                         -----------
                                                                                                                             574,916
                                                                                                                         -----------
      Oil & Gas - International - 1.94%
           Phillips Petroleum Company ..............................................                   5,800                 358,875
                                                                                                                         -----------

      Pharmaceuticals - 6.77%
      (a)  Alza Corporation ........................................................                   5,300                 400,812
           Pfizer, Inc. ............................................................                   9,900                 428,175
           Pharmacia Corporation ...................................................                   7,232                 423,524
                                                                                                                         -----------
                                                                                                                           1,252,511
                                                                                                                         -----------
      Retail - Drug Stores - 0.70%
           CVS Corporation .........................................................                   3,500                 129,938
                                                                                                                         -----------



                                                                                                                         (Continued)

                                                   THE CHESAPEAKE CORE GROWTH FUND

                                                      PORTFOLIO OF INVESTMENTS

                                                          August 31, 2000
                                                             (Unaudited)

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                            Value
                                                                                                      Shares               (note 1)
------------------------------------------------------------------------------------------------------------------------------------

COMMON STOCKS - (Continued)

      Retail - Grocery - 0.94%
           Albertson's, Inc. ........................................................                  8,100             $   174,150
                                                                                                                         -----------

      Telecommunications Equipment - 17.66%
      (a)  ADC Telecommunications, Inc. .............................................                 11,600                 474,875
      (a)  CIENA Corporation ........................................................                  2,800                 620,725
      (a)  Cisco Systems, Inc. ......................................................                  6,000                 411,000
           Corning Incorporated .....................................................                  1,100                 360,525
      (a)  JDS Uniphase Corporation .................................................                  3,100                 386,337
      (a)  Nokia Oyj - ADR ..........................................................                 11,100                 498,113
           Nortel Networks Corporation ..............................................                  4,300                 350,719
      (a)  Sycamore Networks, Inc. ..................................................                  1,200                 164,400
                                                                                                                         -----------
                                                                                                                           3,266,694
                                                                                                                         -----------
      Transportation - Air - 1.68%
      (a)  FedEx Corporation ........................................................                  7,700                 310,695
                                                                                                                         -----------

      Utilities - Electric - 2.48%
      (a)  The AES Corporation ......................................................                  7,200                 459,000
                                                                                                                         -----------

      Utilities - Telecommunications - 3.46%
      (a)  MCI WorldCom, Inc. .......................................................                  7,722                 281,853
           Verizon Communications ...................................................                  8,200                 357,725
                                                                                                                         -----------
                                                                                                                             639,578
                                                                                                                         -----------

           Total Common Stocks (Cost $12,982,467) .....................................................                   18,506,560
                                                                                                                         -----------


INVESTMENT COMPANIES - 0.37%

      Evergreen Money Market Treasury Institutional Money
           Market Fund Institutional Shares .........................................                 15,413                  15,413
      Evergreen Money Market Treasury Institutional Treasury
           Money Market Fund Institutional Shares ...................................                 52,827                  52,827
                                                                                                                         -----------

           Total Investment Companies (Cost $68,240) ..................................................                       68,240
                                                                                                                         -----------


Total Value of Investments (Cost $13,050,707 (b)) ...................................                 100.42 %          $18,574,800
Liabilities In Excess of Other Assets ...............................................                  (0.42)%              (76,993)
                                                                                                      ------            -----------
      Net Assets ....................................................................                 100.00 %          $18,497,807
                                                                                                      ======            ===========



                                                                                                                         (Continued)

                                                   THE CHESAPEAKE CORE GROWTH FUND

                                                      PORTFOLIO OF INVESTMENTS

                                                          August 31, 2000
                                                             (Unaudited)




      (a)  Non-income producing investment.

      (b)  Aggregate  cost  for  financial  reporting  and  federal  income  tax  purposes  is  the  same.  Unrealized  appreciation
           (depreciation) of investments for financial reporting and federal income tax purposes is as follows:


           Unrealized appreciation ....................................................................                 $ 5,940,633
           Unrealized depreciation ....................................................................                    (416,540)
                                                                                                                        -----------
                       Net unrealized appreciation ....................................................                 $ 5,524,093
                                                                                                                        ===========



      The following acronym is used in this portfolio:

           ADR - American Depository Receipt




























See accompanying notes to financial statements


                                                   THE CHESAPEAKE CORE GROWTH FUND

                                                 STATEMENT OF ASSETS AND LIABILITIES

                                                          August 31, 2000
                                                             (Unaudited)


ASSETS
      Investments, at value (cost $13,050,707) ........................................................                $ 18,574,800
      Cash ............................................................................................                         584
      Income receivable ...............................................................................                      10,281
      Receivable for investments sold .................................................................                     668,950
                                                                                                                       ------------

           Total assets ...............................................................................                  19,254,615
                                                                                                                       ------------

LIABILITIES
      Accrued expenses ................................................................................                       9,204
      Payable for investment purchases ................................................................                     747,604
                                                                                                                       ------------

           Total liabilities ..........................................................................                     756,808
                                                                                                                       ------------

NET ASSETS
      (applicable to 818,068 shares outstanding; unlimited
       shares of no par value beneficial interest authorized) .........................................                $ 18,497,807
                                                                                                                       ============

NET ASSET VALUE, REDEMPTION AND OFFERING PRICE PER SHARE
      ($18,497,807 / 818,068 shares) ..................................................................                $      22.61
                                                                                                                       ============

NET ASSETS CONSIST OF
      Paid-in capital .................................................................................                $ 11,150,577
      Accumulated net operating loss ..................................................................                     (55,434)
      Undistributed net realized gain on investments ..................................................                   1,878,571
      Net unrealized appreciation on investments ......................................................                   5,524,093
                                                                                                                       ------------
                                                                                                                       $ 18,497,807
                                                                                                                       ============
















See accompanying notes to financial statements


                                                   THE CHESAPEAKE CORE GROWTH FUND

                                                       STATEMENT OF OPERATIONS

                                                    Period ended August 31, 2000
                                                             (Unaudited)


NET INVESTMENT LOSS

      Income
           Dividends .....................................................................................              $    42,988
                                                                                                                        -----------

      Expenses
           Investment advisory fees (note 2) .............................................................                   72,928
           Fund administration fees (note 2) .............................................................                    5,470
           Custody fees ..................................................................................                    2,516
           Registration and filing administration fees (note 2) ..........................................                    1,513
           Fund accounting fees (note 2) .................................................................                   10,500
           Audit fees ....................................................................................                    7,471
           Legal fees ....................................................................................                    3,025
           Securities pricing fees .......................................................................                    1,871
           Shareholder servicing fees ....................................................................                    6,250
           Shareholder recordkeeping fees ................................................................                    4,500
           Shareholder servicing expenses ................................................................                    1,714
           Registration and filing expenses ..............................................................                    2,924
           Printing expenses .............................................................................                    2,017
           Trustee fees and meeting expenses .............................................................                    3,529
           Other operating expenses ......................................................................                    1,497
                                                                                                                        -----------

                Total expenses ...........................................................................                  127,725
                                                                                                                        -----------

                Less:
                    Expense reimbursements (note 4) ......................................................                   (6,509)
                    Investment advisory fees waived (note 2) .............................................                  (22,794)
                                                                                                                        -----------

                Net expenses .............................................................................                   98,422
                                                                                                                        -----------

                    Net investment loss ..................................................................                  (55,434)
                                                                                                                        -----------

REALIZED AND UNREALIZED GAIN ON INVESTMENTS

      Net realized gain from investment transactions .....................................................                1,238,244
      Increase in unrealized appreciation on investments .................................................                1,441,803
                                                                                                                        -----------

           Net realized and unrealized gain on investments ...............................................                2,680,047
                                                                                                                        -----------

                Net increase in net assets resulting from operations .....................................              $ 2,624,613
                                                                                                                        ===========






See accompanying notes to financial statements


                                                   THE CHESAPEAKE CORE GROWTH FUND

                                                 STATEMENTS OF CHANGES IN NET ASSETS




------------------------------------------------------------------------------------------------------------------------------------
                                                                                                   Period ended         Year ended
                                                                                                    August 31,         February 29,
                                                                                                     2000 (b)              2000
------------------------------------------------------------------------------------------------------------------------------------

INCREASE IN NET ASSETS

     Operations
          Net investment loss ..............................................................       $   (55,434)         $   (39,655)
          Net realized gain from investment transactions ...................................         1,238,244            1,466,680
          Increase in unrealized appreciation on investments ...............................         1,441,803            3,065,717
                                                                                                   -----------          -----------

              Net increase in net assets resulting from operations .........................         2,624,613            4,492,742
                                                                                                   -----------          -----------

     Distributions to shareholders from
          Net realized gain from investment transactions ...................................                 0             (744,241)
                                                                                                   -----------          -----------

     Capital share transactions
          Increase in net assets resulting from capital share transactions (a) .............         4,331,300            1,743,880
                                                                                                   -----------          -----------

                      Total increase in net assets .........................................         6,955,913            5,492,381

NET ASSETS

     Beginning of period ...................................................................        11,541,894            6,049,513
                                                                                                   -----------          -----------

     End of period .........................................................................       $18,497,807          $11,541,894
                                                                                                   ===========          ===========



(a) A summary of capital share activity follows:
                                                ------------------------------------------------------------------------------------
                                                                Period ended                                 Year ended
                                                             August 31, 2000 (b)                          February 29, 2000
                                                           Shares            Value                   Shares                Value
                                                ------------------------------------------------------------------------------------

Shares sold ...................................              223,858          $ 4,331,300               71,242          $ 1,034,336

Shares issued for reinvestment of distributions                    0                    0               48,484              744,241
                                                         -----------          -----------          -----------          -----------

                                                             223,858            4,331,300              119,726            1,778,577

Shares redeemed ...............................                    0                    0               (2,420)             (34,697)
                                                         -----------          -----------          -----------          -----------

     Net increase .............................              223,858          $ 4,331,300              117,306          $ 1,743,880
                                                         ===========          ===========          ===========          ===========

(b)  Unaudited.


See accompanying notes to financial statements



                                                   THE CHESAPEAKE CORE GROWTH FUND

                                                        FINANCIAL HIGHLIGHTS

                                           (For a Share Outstanding Throughout the Period)


------------------------------------------------------------------------------------------------------------------------------------
                                                           Period ended       Year ended         Year ended         Period ended
                                                            August 31,       February 29,       February 28,        February 28,
                                                             2000 (a)            2000               1999              1998 (b)
------------------------------------------------------------------------------------------------------------------------------------

Net asset value, beginning of period ...................   $     19.42        $     12.68        $     10.72        $     10.00

      Income from investment operations
          Net investment loss ..........................         (0.07)             (0.07)             (0.07)             (0.01)
          Net realized and unrealized gain on investments         3.26               8.18               2.03               0.75
                                                           -----------        -----------        -----------        -----------

              Total from investment operations .........          3.19               8.11               1.96               0.74
                                                           -----------        -----------        -----------        -----------

      Distributions to shareholders from
          Net investment income ........................          0.00               0.00               0.00              (0.02)
          Net realized gain from investment transactions          0.00              (1.37)              0.00               0.00
                                                           -----------        -----------        -----------        -----------

              Total distributions ......................          0.00              (1.37)              0.00              (0.02)
                                                           -----------        -----------        -----------        -----------

Net asset value, end of period .........................   $     22.61        $     19.42        $     12.68        $     10.72
                                                           ===========        ===========        ===========        ===========

Total return ...........................................         16.43 %            66.64 %            18.27 %             7.49 %
                                                           ===========        ===========        ===========        ===========

Ratios/supplemental data
      Net assets, end of period ........................   $18,497,807        $11,541,894        $ 6,049,513        $ 6,048,268
                                                           ===========        ===========        ===========        ===========

      Ratio of expenses to average net assets
          Before expense reimbursements and waived fees           1.75 %(c)          2.25 %             2.73 %             3.19 %(c)
          After expense reimbursements and waived fees            1.35 %(c)          1.15 %             1.39 %             1.24 %(c)
      Ratio of net investment loss to average net assets
          Before expense reimbursements and waived fees          (1.17)%(c)         (1.59)%            (1.89)%            (2.19)%(c)
          After expense reimbursements and waived fees           (0.75)%(c)         (0.49)%            (0.55)%            (0.24)%(c)

      Portfolio turnover rate ..........................         80.51 %           130.44 %           174.44 %            29.83 %


(a) Unaudited.
(b) For the period from September 29, 1997 (Commencement of operations) to February 28, 1998.
(c) Annualized.
                                                                                      See accompanying notes to financial statements


                         THE CHESAPEAKE CORE GROWTH FUND

                          NOTES TO FINANCIAL STATEMENTS

                                 August 31, 2000
                                   (Unaudited)



NOTE 1 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES AND OTHER INFORMATION

         The Chesapeake Core Growth Fund (the "Fund") is a diversified series of shares of beneficial interest of the Gardner Lewis Investment Trust (the "Trust"). The Trust is an open-end investment company which was organized in 1992 as a Massachusetts Business Trust and is registered under the Investment Company Act of 1940, (the "Act"), as amended. The Fund began operations on September 29, 1997. The investment objective of the Fund is to seek capital appreciation through investments in equity securities, consisting primarily of common and preferred stocks and securities convertible into common stocks. The following is a summary of significant accounting policies followed by the Fund:

         A. Security Valuation - The Fund's investments in securities are carried at value. Securities listed on an exchange or quoted on a national market system are valued at the last sales price as of 4:00 p.m. New York time. Other securities traded in the over-the-counter market and listed securities for which no sale was reported on that date are valued at the most recent bid price. Securities for which market quotations are not readily available, if any, are valued by using an independent pricing service or by following procedures approved by the Board of Trustees. Short-term investments are valued at cost which approximates value.

         B. Federal Income Taxes - No provision has been made for federal income taxes since the Fund intends to distribute substantially all taxable income to shareholders. It is the policy of the Fund to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to make sufficient distributions of taxable income to relieve it from all federal income taxes.

                  Net investment income (loss) and net realized gains (losses) may differ for financial statement and income tax purposes primarily because of losses incurred subsequent to October 31, which are deferred for income tax purposes. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains were recorded by the Fund.

         C. Investment Transactions - Investment transactions are recorded on the trade date. Realized gains and losses are determined using the specific identification cost method. Interest income is recorded daily on an accrual basis. Dividend income is recorded on the ex-dividend date.

         D. Distributions to Shareholders - The Fund may declare dividends annually on a date selected by the Trust's Trustees. Distributions to shareholders are recorded on the ex-dividend date. In addition, distributions may be made annually in November out of net realized gains through October 31 of that year. The Fund may make a supplemental distribution subsequent to the end of its fiscal year ending February 28.

         E. Use of Estimates - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts of assets, liabilities, expenses and revenues reported in the financial statements. Actual results could differ from those estimates.

                                                                     (Continued)

                         THE CHESAPEAKE CORE GROWTH FUND

                          NOTES TO FINANCIAL STATEMENTS

                                 August 31, 2000
                                   (Unaudited)



NOTE 2 - INVESTMENT ADVISORY FEE AND OTHER RELATED PARTY TRANSACTIONS

         Pursuant to an investment advisory agreement, Gardner Lewis Asset Management (the "Advisor") provides the Fund with a continuous program of supervision of the Fund's assets, including the composition of its portfolio, and furnishes advice and recommendations with respect to investments, investment policies, and the purchase and sale of securities. As compensation for its services, the Advisor receives a fee at the annual rate of 1.00% of the Fund's average daily net assets. The Advisor intends to voluntarily waive all or a portion of its fee. There can be no assurance that the foregoing voluntary fee waiver will continue. The Advisor has voluntarily waived its fee amounting to $22,794 ($0.03 per share) for the period ended August 31, 2000.

         The Fund's administrator, The Nottingham Company, (the "Administrator"), provides administrative services to and is generally responsible for the overall management and day-to-day operations of the Fund pursuant to a fund accounting and compliance agreement with the Trust. As compensation for its services, the Administrator receives a fee at the annual rate of 0.075% of the Fund's average daily net assets. The Administrator also receives a monthly fee of $1,750 for accounting and recordkeeping services. The Administrator also charges for certain expenses involved with the daily valuation of portfolio securities.

         NC Shareholder Services, LLC (the "Transfer Agent") serves as the Fund's transfer, dividend paying, and shareholder servicing agent. The Transfer Agent maintains the records of each shareholder's account, answers shareholder inquiries concerning accounts, processes purchases and redemptions of Fund shares, acts as dividend and distribution disbursing agent, and performs other shareholder servicing functions.

         Certain Trustees and officers of the Trust are also officers of the Advisor or the Administrator.


NOTE 3 - PURCHASES AND SALES OF INVESTMENTS

         Purchases and sales of investments other than short-term investments aggregated $12,606,072 and $8,278,084, respectively, for the period ended August 31, 2000.


NOTE 4 - EXPENSE REDUCTION

         The Advisor has transacted certain portfolio trades with brokers who paid a portion of the Fund's expenses. For the period ended August 31, 2000, the Fund's expenses were reduced by $6,509 under this agreement.

________________________________________________________________________________


                        THE CHESAPEAKE CORE GROWTH FUND

________________________________________________________________________________

                 a series of the Gardner Lewis Investment Trust




























                 This report has been prepared for shareholders
               and may be distributed to others only if preceded
                    or accompanied by a current prospectus.